          As filed with the Securities and Exchange Commission
                         on April 28, 1999


                     Registration No. 33-56654

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.  ___                                  / /
     Post-Effective Amendment No.  11                                  /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  20                                                 /X/


                 (Check appropriate box or boxes)

       Separate Account I of Integrity Life Insurance Company
                    (Exact Name of Registrant)

                 Integrity Life Insurance Company
                       (Name of Depositor)

           515 West Market Street, Louisville, KY 40202
  (Address of Depositor's Principal Executive Offices) (Zip Code)
 Depositor's Telephone Number, including Area Code  (502) 582-7900

                         Kevin L. Howard
                 Integrity Life Insurance Company
                     515 West Market Street
                   Louisville, Kentucky 40202
             (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

    / /   immediately upon filing pursuant to paragraph (b) of Rule 485


    /X/   on May 1, 1999 pursuant to paragraph (b) of Rule 485


    / /   60 days after filing pursuant to paragraph (a)(1) of Rule 485


    / /   On (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

                            GRANDMASTER III
                    FLEXIBLE PREMIUM VARIABLE ANNUITY
               issued by INTEGRITY LIFE INSURANCE COMPANY


This prospectus describes a flexible premium variable annuity contract offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. The contracts provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to different investment divisions of our Separate Account I, referred to as Variable Account Options and Fixed Accounts. Together, the Variable Account Options and Fixed Account Options are referred to as INVESTMENT OPTIONS.


Contributions you make to the Variable Account Options are invested in shares of corresponding Portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the PORTFOLIOS OR PORTFOLIO). The Portfolios are managed by
Fidelity Management & Research Company. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. There are fourteen Variable Account Options, which invest in the following Portfolios:



-  VIP Money Market Portfolio: Initial Class          -  VIP II Investment Grade Bond Portfolio: Initial Class

-  VIP High Income Portfolio: Initial Class           -  VIP II Asset Manager Portfolio: Initial Class

-  VIP Equity-Income Portfolio: Initial Class         -  VIP II Index 500 Portfolio: Initial Class

-  VIP Growth Portfolio: Initial Class                -  VIP II Contrafund Portfolio: Initial Class

-  VIP Overseas Portfolio: Initial Class              -  VIP II Asset Manager: Growth Portfolio: Initial Class

-  VIP III Balanced Portfolio: Initial Class          -  VIP III Growth Opportunities Portfolio: Initial Class

-  VIP III Growth & Income Portfolio: Initial Class   - VIP III Mid Cap Portfolio: Service Class



We also offer Guaranteed Rate Options (GROS) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution, less prior withdrawals, plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.


This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.


For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. The express mail address is Integrity Life Insurance Company,

515 West Market Street, Louisville, Kentucky 40202. You may also call the following toll-free number: 1-800-325-8583.



A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1999, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Appendix C.


* NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR THIS STATE.

THESE SECURITIES HAVEN'T BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


You can review and copy information about GrandMaster III at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about GrandMaster III on the SEC's Internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20459-6009.


THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


The date of this Prospectus is May 1, 1999.

                                TABLE OF CONTENTS

PART 1 - SUMMARY


                                                                                              PAGE
Your Variable Annuity Contract...............................................................   1
Your Benefits................................................................................   1
How Your Contract is Taxed...................................................................   1
Your Contributions...........................................................................   1
Your Investment Options......................................................................   1
Account Value, Adjusted Account Value and Cash Value ........................................   2
Transfers....................................................................................   2
Charges and Fees.............................................................................   2
Withdrawals..................................................................................   2
Your Initial Right to Revoke.................................................................   2
Risk/Return Summary: Investments and Risks...................................................   2
Year 2000....................................................................................   3
Table of Annual Fees and Expenses............................................................   3
Examples.....................................................................................   5

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company.............................................................   6
The Separate Account and the Variable Account Options........................................   6
Assets of Our Separate Account...............................................................   6
Changes In How We Operate....................................................................   6

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios ..............................................................................   7
      The Portfolios' Investment Adviser.....................................................   7
      Investment Objectives of the Portfolios................................................   7
Fixed Accounts...............................................................................   9
      Guaranteed Rate Options................................................................   9
         Renewals of GRO Accounts............................................................  10
         Market Value Adjustments............................................................  10
      Systematic Transfer Option.............................................................  11

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges.....................................................................  11
Annual Administrative Charge.................................................................  11
Reduction or Elimination of Separate Account or Administrative Charges.......................  11
Portfolio Charges............................................................................  12
State Premium Tax Deduction..................................................................  12
Contingent Withdrawal Charge.................................................................  12
Reduction or Elimination of the Contingent Withdrawal Charge.................................  12
Transfer Charge..............................................................................
Hardship Waiver..............................................................................  13
Tax Reserve..................................................................................  13

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract............................................................  13
Your Account Value...........................................................................  14
Units in Our Separate Account................................................................  14
How We Determine Unit Value..................................................................  14
Transfers....................................................................................  15
Withdrawals..................................................................................  15
Assignments..................................................................................  15
Death Benefits and Similar Benefit Distributions.............................................  16
Annuity Benefits.............................................................................  16
Annuities....................................................................................  16
Annuity Payments.............................................................................  17
Timing of Payment............................................................................  17
How You Make Requests and Give Instructions..................................................  18

PART 6 - VOTING RIGHTS

Voting Rights................................................................................  18
How We Determine Your Voting Shares..........................................................  18
How Portfolio Shares Are Voted...............................................................  18
Separate Account Voting Rights...............................................................  18

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction.................................................................................  19
Your Contract is an Annuity..................................................................  19
Taxation of Annuities Generally..............................................................  19
Distribution-at-Death Rules..................................................................  20
Diversification Standards....................................................................  20
Tax-Favored Retirement Programs..............................................................  21
Federal and State Income Tax Withholding.....................................................  21
Impact of Taxes to Integrity.................................................................  21
Transfers Among Investment Options...........................................................  21

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals.......................................................................  21
Income Plus Withdrawal Program...............................................................  21
Dollar Cost Averaging........................................................................  22
Systematic Transfer Program..................................................................  22
Customized Asset Rebalancing.................................................................  23
Callan Asset Allocation and Rebalancing Program..............................................  23
Systematic Contributions.....................................................................  24
Performance Information......................................................................  24

PART 9 - PRIOR CONTRACTS

Prior Contracts..............................................................................  25

GLOSSARY....................................................................................  30

Appendix A  -  Financial Information........................................................  32
Appendix B  -  Illustration of a Market Value Adjustment....................................  34
Appendix C  -  SAI Table of Contents........................................................  37


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT


In this prospectus, "we," "our" and "us" mean Integrity Life Insurance Company (INTEGRITY), a subsidiary of ARM Financial Group, Inc. (ARM). The terms "you" and "your" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all of the rights under the contract until annuity payments begin. If there are Joint Owners, they share contract rights and they must both sign for any changes or transactions. The death of the first Joint Owner to die will determine the timing of distribution.

You can invest for retirement by buying a GrandMaster III contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as they are above the minimum required contribution, discussed below.

The latest your endowment or "retirement" date can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.


YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.


Your benefits under the contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 7, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules.



HOW YOUR CONTRACT IS TAXED


Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.


YOUR CONTRIBUTIONS


The minimum initial contribution is $1,000 ($3,000 in Pennsylvania and South Carolina). Contributions after your first one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.


YOUR INVESTMENT OPTIONS


You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."

The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.


ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE


Your ACCOUNT VALUE consists of the value of your Fixed Accounts added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased by any Market Value Adjustments. Your Account Value in the GROs can never be decreased below the Minimum Value. Your CASH VALUE is equal to your Adjusted Account Value, minus any contingent withdrawal charge and minus the pro-rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.


TRANSFERS


You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these in Part 5, "Transfers." Any transfer must be at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.


CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.


A daily charge at an effective annual rate of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."

Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.


WITHDRAWALS


You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300. You may withdraw up to 10% of your Account Value each year without paying withdrawal charges. After the first 10%, there may be a charge for withdrawals you make, based upon the length of time your money has been in your account. See "Contingent Withdrawal Charge" in Part 4.


YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Option from the date you purchased it until the date we receive your cancelled contract, including any charges deducted. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Options upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS


The investment goals of the GrandMaster III Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.


For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. Integrity is evaluating, on an ongoing basis, its computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

TABLE OF ANNUAL FEES AND EXPENSES


CONTRACT OWNER TRANSACTION EXPENSES

      Sales Load on Purchases..................................................................          $0
      Deferred Sales Load (as a percentage of contributions) (1)...............................  8% Maximum
      Exchange Fee (2).........................................................................          $0

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge* ...........................................................         $30

          * This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date.  See "Annual Administrative Charge"
          in Part 4.

Separate Account Annual Expenses
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (3)

      Mortality and Expense Risk Fees..........................................................       1.20%
      Administrative Expenses..................................................................        .15%
                                                                                                     ------
      Total Separate Account Annual Expenses...................................................       1.35%
                                                                                                     ------
                                                                                                     ------

Portfolio Annual Expenses After Reimbursement
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                        MANAGEMENT            OTHER            TOTAL ANNUAL
PORTFOLIO                                                  FEES              EXPENSES            EXPENSES
---------                                               ----------           --------         -------------

VIP Money Market: Initial Class.....................       .20%                .10%                .30%
VIP High Income: Initial Class......................       .58%                .12%                .70%
VIP Equity-Income: Initial Class....................       .49%                .08%                .57%(4)
VIP Growth: Initial Class...........................       .59%                .08%                .67%(4)
VIP Overseas: Initial Class.........................       .74%                .15%                .89%(4)
VIP II Investment Grade Bond: Initial Class.........       .43%                .14%                .57%
VIP II Asset Manager: Initial Class.................       .54%                .09%                .63%(4)
VIP II Index 500: Initial Class.....................       .24%                .04%                .28%
VIP II Contrafund: Initial Class....................       .59%                .07%                .66%(4)
VIP II Asset Manager: Growth: Initial Class.........       .59%                .14%                .73%(4)
VIP III Balanced: Initial Class.....................       .44%                .14%                .58%(4)
VIP III Growth Opportunities: Initial Class.........       .59%                .11%                .70%(4)
VIP III Growth & Income: Initial Class..............       .49%                .11%                .60%(4)
VIP III Mid Cap Portfolio: Service Class............       .56%                .54%               1.10%(4)(5)


-------------------------


1)  See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4.
    You have a free withdrawal of up to 10% of the Account Value in any contract year.

2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

3)  See "Deductions and Charges - Separate Account Charges" in Part 4.

4) Part of the brokerage commissions that certain Portfolios pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios, or FMR on behalf of certain Portfolios, have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for VIP Equity-Income Portfolio, .68% for VIP Growth Portfolio, .91% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio, .35% for VIP II Index 500 Portfolio, .70% for VIP II Contrafund Portfolio, .73% for VIP II Asset Manager: Growth Portfolio, .59% for VIP III Balanced Portfolio, .71% for VIP III Growth Opportunities Portfolio, .61% for VIP III Growth & Income Portfolio, and 115.85% for VIP III Mid Cap Portfolio.

5) The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.

EXAMPLES

The examples below show the expenses that the Annuitant would be charged for each $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:


PORTFOLIO                                                       1 YEAR         3 YEARS          5 YEARS         10 YEARS
---------                                                       ------         -------          -------         --------
VIP Money Market: Initial Class.........................        $ 97.66        $114.61          $133.86          $203.09
VIP High Income: Initial Class..........................        $101.76        $127.03          $154.77          $245.84
VIP Equity-Income: Initial Class........................        $100.53        $123.32          $148.53          $233.20
VIP Growth: Initial Class...............................        $101.55        $126.41          $153.73          $243.75
VIP Overseas: Initial Class.............................        $103.91        $133.51          $165.60          $267.61
VIP II Investment Grade Bond: Initial Class.............        $100.42        $123.01          $148.01          $232.14
VIP II Asset Manager: Initial Class.....................        $101.14        $125.17          $151.66          $239.54
VIP II Index 500: Initial Class.........................        $ 98.17        $116.17          $136.49          $208.53
VIP II Contrafund: Initial Class........................        $101.76        $127.03          $154.77          $245.84
VIP II Asset Manager: Growth: Initial Class.............        $102.06        $127.96          $156.32          $248.98
VIP III Balanced: Initial Class.........................        $100.63        $123.63          $149.06          $234.26
VIP III Growth Opportunities: Initial Class.............        $101.86        $127.34          $155.29          $246.89
VIP III Growth & Income: Initial Class..................        $100.83        $124.25          $150.10          $236.37
VIP III Mid Cap: Service Class..........................        $110.57        $153.39          $198.52          $332.09



EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:



PORTFOLIO                                                       1 YEAR         3 YEARS          5 YEARS         10 YEARS
---------                                                       ------         -------          -------         --------
VIP Money Market: Initial Class..........................       $17.66          $54.61          $ 93.86          $203.09
VIP High Income: Initial Class...........................       $21.76          $67.03          $114.77          $245.84
VIP Equity-Income: Initial Class.........................       $20.53          $63.32          $108.53          $233.20
VIP Growth: Initial Class................................       $21.55          $66.41          $113.73          $243.75
VIP Overseas: Initial Class..............................       $23.91          $73.51          $125.60          $267.61
VIP II Investment Grade Bond: Initial Class..............       $20.42          $63.01          $108.01          $232.14
VIP II Asset Manager: Initial Class......................       $21.14          $65.17          $111.66          $239.54
VIP II Index 500: Initial Class..........................       $18.17          $56.17          $ 96.49          $208.53
VIP II Contrafund: Initial Class.........................       $21.76          $67.03          $114.77          $245.84
VIP II Asset Manager: Growth: Initial Class..............       $22.06          $67.96          $116.32          $248.98

VIP III Balanced: Initial Class..........................       $20.63          $63.63          $109.06          $234.26
VIP III Growth Opportunities: Initial Class..............       $21.86          $67.34          $115.29          $246.89
VIP III Growth & Income: Initial Class...................       $20.83          $64.25          $110.10          $236.37
VIP III Mid Cap: Service Class...........................       $30.57          $93.39          $158.52          $332.09



These examples assume that all of the fixed charges of the Separate Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.


The table and examples above are to help you understand the various costs and expenses that apply to your contract. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNT IS PROVIDED IN APPENDIX A.

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

INTEGRITY LIFE INSURANCE COMPANY


Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options other than the Portfolios, fixed single premium annuities, and flexible premium annuities offering both traditional fixed guaranteed interest rates and fixed equity indexed options. We also provide administrative and investment support for products designed, underwritten and sold by other companies.



Integrity is a subsidiary of ARM Financial Group, Inc., which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.


THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS


The Separate Account was established in 1986, and is maintained under the insurance laws of the State of Ohio. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (the SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios invested in shares of corresponding portfolios of Prism Investment Trust.


ASSETS OF OUR SEPARATE ACCOUNT


Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.


Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE


We can change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 ("1940 ACT") or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option.
WE MAY:


- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;

-   register or end the registration of the Separate Account under the 1940
    Act;

- operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);

- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;

- cause one or more Option(s) to invest in a mutual fund other than or in addition to the Portfolios;

- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE PORTFOLIOS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

Each of the Portfolios is an open-end diversified management investment company registered with the SEC.


The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios are currently available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with FMR or Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate accounts of other insurance companies.



THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company
(FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Bankers Trust Company ("BT") is the VIP II Index 500 Portfolio's sub-adviser. BT, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                                  ---------- VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                                  ---------- VIP HIGH INCOME PORTFOLIO


VIP High Income Portfolio seeks a high current income, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.


                                  ----------  VIP EQUITY-INCOME PORTFOLIO


VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P
500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

                                  ---------- VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for have a strong industry market position. The stocks of these companies are often called "growth" stocks.

                                  ---------- VIP OVERSEAS PORTFOLIO

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

                          ---------- VIP II INVESTMENT GRADE BOND PORTFOLIO


VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.


                                  ---------- VIP II ASSET MANAGER PORTFOLIO

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

                                  ---------- VIP II INDEX 500 PORTFOLIO

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                                  ---------- VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

                           ---------- VIP II ASSET MANAGER: GROWTH PORTFOLIO

VIP II Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                                    RANGE                        NEUTRAL MIX
                                    -----                        -----------
          Stock Class               50-100%                          70%
          Bond Class                  0-50%                          25%
          Short-Term/
          Money Market Class          0-50%                            5%

                           ---------- VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.

                           ---------- VIP III BALANCED PORTFOLIO


VIP III Balanced Portfolio seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.


                           ---------- VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.


                      VIP III MID CAP PORTFOLIO

FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.


FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), OR THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS


We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.


The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.



We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.



Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.


You can get our current Guaranteed Interest Rates by calling our Administrative Office.

The ten-year GRO isn't available in Oregon.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.


The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If you want something different, you can tell us within 30 days before the GRO Account expires. You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.



MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Guarantee Period. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals from the GRO Account and less any applicable contingent withdrawal and administrative charges, plus 3% interest compounded annually. Withdrawal charges and the administrative expense charge can invade the Minimum Value.


The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:



                              N/12                  N/12
    MVA = GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

    A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

    B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

    N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.


If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.



For illustrations of the application of the Market Value Adjustment formula, see Appendix B.


SYSTEMATIC TRANSFER OPTION



We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be available in some states.


PART 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES


Integrity deducts a daily expense amount from the unit value equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. We can't increase this daily expense rate without your consent.



Of the 1.35% total charge, .15% of the Account Value of the Variable Account Options is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.20% is deducted for Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.20% effective annual risk charge can't be increased.


Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE


If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options will reduce the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization, or termination of a contract during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES


We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contributions.


We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.

STATE PREMIUM TAX DEDUCTION

Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE


We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal- that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We do t deduct withdrawal charges when you withdraw contributions made more than seven years prior to your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't considered in the withdrawal charge calculation. For partial withdrawals, the total amount deducted from your Account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.



You may take up to 10% of your account value each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply.


             CONTRIBUTION YEAR IN WHICH                                   CHARGE AS A % OF THE
             WITHDRAWN CONTRIBUTION WAS MADE                              CONTRIBUTION WITHDRAWN
             -------------------------------                              ----------------------
                      Current..............................................           8%
                      First Prior..........................................           7
                      Second Prior.........................................           6
                      Third Prior..........................................           5
                      Fourth Prior.........................................           4
                      Fifth Prior..........................................           3
                      Sixth Prior .........................................           2
                      Seventh Prior and Earlier............................           0


We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from Integrity either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE



We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contribution or whether there is some relationship with Integrity. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by Integrity, or making transfers of amounts held under qualified plans sponsored by Integrity or an affiliate. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.


TRANSFER CHARGE


If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing,
(iii) Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you may make in a contract year.


HARDSHIP WAIVER


We can waive withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and
(3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all.


TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT


You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 in Pennsylvania and South Carolina). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.



We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.



Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment
Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.


You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.


UNITS IN OUR SEPARATE ACCOUNT


Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.


The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated as of the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, won't vary because of changes in unit values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.


HOW WE DETERMINE UNIT VALUE


We determine unit values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day.



The unit value of each Variable Account Option for any Business Day is equal to the unit value for the previous Business Day multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:


  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

  - Next, we add any dividends or capital gains distributions by the Portfolio on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).


  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is equal to an effective annual rate of 1.35%.
      This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.


Generally, this means that we adjust unit values to reflect what happens to the Portfolio, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.



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

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.


The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8.


You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believe to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call. Transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.

WITHDRAWALS


You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Investment Options, pro-rata, in the same proportion that their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than your free withdrawals. The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.



When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in Part
7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.


ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it in a form acceptable to us.


DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.

For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:





      (a) Your highest Account Value on any contract anniversary before age 81, plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);



      (b) Total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); and

      (c) Your current Account Value.



The reductions in the death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.


Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.


The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.



The maximum issue age for the Annuitant is 85 years old.


ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.


ANNUITIES


Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.



If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, which is the LIFE AND TEN YEARS CERTAIN ANNUITY. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 98th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.


We currently offer the following types of annuities:


A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.



A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period you select when you select the type of annuity you want. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.



A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.



A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.


ANNUITY PAYMENTS


Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT


We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which


(1) the New York Stock Exchange  has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account. We can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.

PART 6 - VOTING RIGHTS

VOTING RIGHTS

Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.


If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the shareholders' meeting. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.


The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY



Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may buy the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).


This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive those amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion Ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.


The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:



(1)  on or after the date on which the taxpayer attains age 59 1/2;


(2) as a result of the Owner's death;

(3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

(4) a result of the taxpayer becoming disabled within the meaning of Code
    Section 72(m)(7);

(5) from certain qualified plans (note, however, other penalties may apply);

(6)  under a qualified funding asset (as defined in Section 130(d) of the Code);

(7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

(8)  under an immediate annuity as defined in Code Section 72(u)(4);


(9)  for the purchase of a first home (distribution up to $10,000);


(10) for certain higher education expenses; or

(11) to cover certain deductible medical expenses.

Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part 5.

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES


Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the Owner died; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the Owner's death. If the beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.


DIVERSIFICATION STANDARDS

Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An Owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.


IMPACT OF TAXES ON INTEGRITY


The contracts allow Integrity to charge the Separate Account for taxes. Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina are required to keep a $3,000 minimum account balance. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.


Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge and no Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."


INCOME PLUS WITHDRAWAL PROGRAM


We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in
Part 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:



-  the date you reach age 59 1/2; or
-  five years from the date of the first
   distribution.



If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59 1/2 made under the Income Plus Program plus interest.



You can choose the Income Plus Withdrawal Program any time before you reach age 59 1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.



To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive your form. You may end your participation in the program upon seven Business Day's prior written notice, and we may terminate or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your Accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in
Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards your twelve free transfers.

To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

SYSTEMATIC TRANSFER PROGRAM


We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro-rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro-rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.


To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

CUSTOMIZED ASSET REBALANCING


We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Investment Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.


Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.

To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We offer an Asset Allocation and Rebalancing Program developed in
consultation with Callan Associates.   Callan Associates is an independent
research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.


When you select this program, your account values will be allocated and your variable portfolios will automatically be rebalanced at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.


In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.


To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.


You may terminate participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS


We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon 30 days' prior written notice. We may terminate your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.


PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns also may be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.


CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.


Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical period.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.

PART 9 - PRIOR CONTRACTS



DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997 (IDENTIFIED UNDER GRANDMASTER II MARKETING NAME)



This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus.


For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

-  your Adjusted Account Value
- the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals

-  your total contributions less the sum of withdrawals.


For contracts issued during 1995, the amount of the death benefit is the greatest of:

-  your Adjusted Account Value
- the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
-  your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:

-  your Account Value
- the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
-  your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.





FOR CONTRACTS ISSUED BEFORE FEBRUARY 15, 1997 (IDENTIFIED UNDER GRANDMASTER II MARKETING NAME) (2/27/97 IN WASHINGTON, 5/30/97 IN PENNSYLVANIA, 7/7/97 IN MARYLAND, 10/16/97 IN OREGON) THE FOLLOWING RULES APPLY EVEN IF THEY ARE DIFFERENT FROM OTHER PROVISIONS IN THIS PROSPECTUS:


CONTINGENT WITHDRAWAL CHARGE

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.


No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We' ll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contracts. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contracts.


           Contribution Year in Which                                  Charge as a % of the
           Withdrawn Contribution Was Made                             Contribution Withdrawn

                Current..............................................             7%
                First Prior..........................................             6
                Second Prior.........................................             5
                Third Prior..........................................             4
                Fourth Prior.........................................             3
                Fifth Prior..........................................             2
                Sixth Prior and Earlier..............................             0



  We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.




TABLE OF ANNUAL FEES AND EXPENSES FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997.


Contract Owner Transaction Expenses
------------------------------------

     Sales Load on Purchases . . . . . . . . . . . . . . . . . . . . . . . . $0
     Deferred Sales Load (1) . . . . . . . . . . . . . . . . . . . . 7% Maximum
     Exchange Fee (2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . $0
     Annual Administrative Charge (3) . . . . . . . . . . . . . . . . . . . $30

Separate Account Annual Expenses (as a
percentage of average account value) (4)
----------------------------------------

     Mortality and Expense Risk Fees . . . . . . . . . . . . . . . . . . .1.20%
     Administrative Expenses . . . . . . . . . . . . . . . . . . . . . . . .15%
                                                                          -----
     Total Separate Account Annual Expenses. . . . . . . . . . . . . . . .1.35%
                                                                          -----
                                                                          -----

Fund Annual Expenses After Reimbursement
(as a percentage of average net assets) (5)
-------------------------------------------

                                                        Management          Other          Total Annual
Portfolio                                                Fees (6)          Expenses          Expenses
---------                                               ----------         --------        ------------
VIP Money Market. . . . . . . . . . . . . . . . . .       .21%               .10%                    .31%
VIP High Income . . . . . . . . . . . . . . . . . .       .59%               .12%                 .71%(6)
VIP Equity-Income . . . . . . . . . . . . . . . . .       .50%               .08%                    .58%
VIP Growth. . . . . . . . . . . . . . . . . . . . .       .60%               .09%                    .69%
VIP Overseas. . . . . . . . . . . . . . . . . . . .       .75%               .17%                    .92%
VIP II Investment Grade Bond. . . . . . . . . . . .       .44%               .14%                    .58%
VIP II Asset Manager. . . . . . . . . . . . . . . .       .55%               .10%              .65%(6)(7)
VIP II Index 500. . . . . . . . . . . . . . . . . .       .24%               . 4%                 .28%(7)
VIP II Contrafund . . . . . . . . . . . . . . . . .       .60%               .11%                 .71%(6)
VIP II Asset Manager: Growth  . . . . . . . . . . .       .60%               .17%              .77%(6)(7)
VIP III Balanced. . . . . . . . . . . . . . . . . .       .45%               .16%                 .61%(6)
VIP III Growth Opportunities. . . . . . . . . . . .       .60%               .14%                 .74%(6)
VIP III Growth & Income . . . . . . . . . . . . . .       .49%               .21%              .70%(6)(8)


--------------------
(1) You may make a partial withdrawal of up to 10% of the Account Value in any contract year or the investment gain under the contract during the previous contract year, whichever is greater, less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers.

(4) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date.

(4) See "Deductions and Charges - Separate Account Charges" in Part 4.

(5) In the Funds' prospectus, see "Management, Distribution and Service Fees."

(6) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .90% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio, .68% for VIP II Contrafound Portfolio, .76% for VIP II Asset Manager: Growth Portfolio, and .73% for VIP III Growth Opportunities Portfolio, and .60% for VIP III Balanced Portfolio.

(7) The investment adviser agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13%, and .40%, respectively.

(8) Annualized

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

Expenses per $1,000 investment if you surrender your contract at the end of the applicable period:
-------------------------------------------------------------------------------

Portfolio                                   1 year          3 years          5 years          10 years
---------                                   ------          -------          -------          -------
VIP Money Market. . . . . . . . . . . . .   $87.66          $104.61          $123.86          $203.09
VIP High Income . . . . . . . . . . . . .   $91.86          $117.34          $145.29          $246.89
VIP Equity-Income . . . . . . . . . . . .   $90.53          $113.32          $138.53          $233.20
VIP Growth. . . . . . . . . . . . . . . .   $91.65          $116.72          $144.25          $244.80
VIP Overseas. . . . . . . . . . . . . . .   $94.11          $124.13          $156.63          $269.66
VIP II Investment Grade Bond. . . . . . .   $90.53          $113.32          $138.53          $233.20
VIP II Asset Manager. . . . . . . . . . .   $92.17          $118.27          $146.84          $250.03
VIP II Index 500. . . . . . . . . . . . .   $87.45          $103.98          $122.81          $200.91
VIP II Contrafund . . . . . . . . . . . .   $92.17          $118.27          $146.84          $250.03
VIP II Asset Manager: Growth. . . . . . .   $93.50          $122.28          $153.55          $263.50
VIP III Balanced. . . . . . . . . . . . .   $91.96          $117.65          $145.81          $247.94
VIP III Growth Opportunities. . . . . . .   $92.47          $119.19          $148.39          $253.15
VIP III Growth & Income . . . . . . . . .   $91.76          $117.03          $144.77          $245.84

Expenses per $1,000 investment if you do not surrender your contract at the end of the applicable period:
-------------------------------------------------------------------------------

Portfolio                                   1 year          3 years          5 years          10 years
---------                                   ------          -------          -------          -------
VIP Money Market. . . . . . . . . . . . .   $17.66           $54.61          $ 93.86          $203.09
VIP High Income . . . . . . . . . . . . .   $21.86           $67.34          $115.29          $246.89
VIP Equity-Income . . . . . . . . . . . .   $20.53           $63.32          $108.53          $233.20
VIP Growth. . . . . . . . . . . . . . . .   $21.65           $66.72          $114.25          $244.80
VIP Overseas. . . . . . . . . . . . . . .   $24.11           $74.13          $126.63          $269.66
VIP II Investment Grade Bond. . . . . . .   $20.53           $63.32          $108.53          $233.20
VIP II Asset Manager. . . . . . . . . . .   $22.17           $68.27          $116.84          $250.03
VIP II Index 500. . . . . . . . . . . . .   $17.45           $53.98          $ 92.81          $200.91
VIP II Contrafund . . . . . . . . . . . .   $22.17           $68.27          $116.84          $250.03
VIP II Asset Manager: Growth. . . . . . .   $23.50           $72.28          $123.55          $263.50
VIP III Balanced. . . . . . . . . . . . .   $21.96           $67.65          $115.81          $247.94
VIP III Growth Opportunities. . . . . . .   $22.47           $69.19          $118.39          $253.15
VIP III Growth & Income . . . . . . . . .   $21.76           $67.03          $114.77          $245.84


Expenses per $1,000 investment if you elect the normal form of annuity at the end of the applicable period:
-----------------------------------------------------------------------------

       Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.


RETIREMENT DATE


The Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.



CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM



The Callan Asset Allocation and Rebalancing Program uses the 4-year Guaranteed Rate Option for the Fixed Income Investment Sector of the Model.

HARDSHIP WAIVERS



Hardship Waivers aren't available.



CONTRACTS ISSUED TO OREGON RESIDENTS



If you are a resident of Oregon and your Contract was issued before 10/16/97 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.



FOR CONTRACTS ISSUED BEFORE MAY 1, 1999



ANNUITY PAYMENTS



For contracts issued before May 1, 1999, additional annuitization options may have been available.



INVESTMENT OPTIONS



For contracts issued before May 1, 1999, Fidelity Investments VIP III Mid Cap Fund is not yet available.

GLOSSARY



ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.



ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.



ANNUITANT ("You," "Your") - the person upon whose life an annuity benefit and death benefit are based.



ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.



ARM - ARM Financial Group, Inc.



BUSINESS DAY - any day that the New York Stock Exchange is open.



CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro-rata annual administrative charges that may apply.



CONTRACT - your variable annuity contract.



ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.



FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.



GRO - Guaranteed Rate Options, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.



GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.



GUARANTEE PERIOD - the duration of your GRO Account.



GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.



INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.



MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.



MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges.



OWNER - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.



PORTFOLIO - an investment portfolio of a mutual fund in which the Separate Account invests its assets.



RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.



STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.



UNIT - a measure of your ownership interest in a variable account option.

UNIT VALUE - the value of each unit calculated on any Business Day.



VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, other than the GROs and STO. The value of your contract will reflect the investment performance of the Variable Account Options you choose.



WE, OUR AND US - Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.

APPENDIX A

FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.


                                      UNIT VALUES AND UNITS OUTSTANDING
                                      ---------------------------------
                                       MONEY             HIGH             EQUITY-                                       INVESTMENT
                                       MARKET           INCOME            INCOME            GROWTH         OVERSEAS     GRADE BOND
                                      DIVISION         DIVISION          DIVISION          DIVISION        DIVISION      DIVISION
                                      --------         --------          --------          --------        --------     ----------
          Date of Inception*            $10.00           $10.00            $10.00            $10.00          $10.00       $10.00

           December 31, 1987            $10.18               --             $7.74             $7.51           $8.13       $10.21

             Number of Units             1,952               --            25,560                50           7,250       26,988

           December 31, 1988            $10.75               --             $8.49             $7.48           $8.93       $10.69

             Number of Units             2,062               --             8,962             2,043           2,019       45,789

           December 31, 1989            $11.57               --            $10.41            $10.45          $11.02       $12.20

             Number of Units            43,299               --             8,517             2,284           1,937        4,372

           December 31, 1990            $12.34               --             $9.04            $11.04          $10.16       $12.82

             Number of Units             2,427               --            29,446             2,060           1,779        3,350

           December 31, 1991            $12.90               --            $12.92            $17.96          $12.44       $14.38

             Number of Units             1,422               --             7,198             1,777             945        1,160

           December 31, 1992            $13.22               --            $14.90            $19.36          $10.95       $15.13

             Number of Units            68,139               --           124,911           129,511          35,346       80,734

           December 31, 1993            $13.46           $11.45            $17.38            $22.80          $14.83       $16.57

             Number of Units           346,644          615,289           748,436           444,077         480,406      330,360

           December 31, 1994            $13.84           $11.12            $18.35            $22.49          $14.88       $15.73

             Number of Units         1,363,372          989,407         1,206,683           988,674       1,272,218      454,358

           December 31, 1995            $14.46           $13.23            $24.46            $30.03          $16.10       $18.20

             Number of Units         1,823,146        2,238,450         2,264,897         1,665,857       1,308,440      627,020

           December 31, 1996            $15.03           $14.88            $27.57            $33.98          $17.98       $18.53

             Number of Units         1,839,938        2,871,483         2,977,144         2,311,771       1,792,964      807,207

           December 31, 1997            $15.64           $17.27            $34.85            $41.39          $19.79       $19.93

             Number of Units         2,298,303        3,057,834         3,512,365         2,026,809       2,066,717      834,294

           December 31, 1998            $16.28           $16.30            $38.37            $56.96          $22.01       $21.40

             Number of Units         3,190,762        3,293,280         3,398,759         1,942,238       1,813,403    1,235,812



*The Inception date for the VIP High Income Option was February 19, 1993 and for the VIP II Index 500 Option was March 4, 1993. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively. The Inception date for the VIP III Mid Cap Option was May 1, 1999.

                                      UNIT VALUES AND UNITS OUTSTANDING
                                      ---------------------------------
                                                                              ASSET
                              ASSET           INDEX         CONTRA-         MANAGER                         GROWTH           GROWTH
                            MANAGER             500            FUND          GROWTH       BALANCED          INCOME    OPPORTUNITIES
                           DIVISION        DIVISION        DIVISION        DIVISION       DIVISION        DIVISION         DIVISION
                           --------        --------        --------        --------       --------        --------    -------------
 Date of Inception*          $10.00          $10.00          $10.00          $10.00          $10.00          $10.00          $10.00

  December 31, 1987           $8.00              --              --              --              --              --              --

    Number of Units          29,166              --              --              --              --              --              --

  December 31, 1988           $8.98              --              --              --              --              --              --

    Number of Units          11,300              --              --              --              --              --              --

  December 31, 1989          $11.16              --              --              --              --              --              --

    Number of Units          10,635              --              --              --              --              --              --

  December 31, 1990          $11.02              --              --              --              --              --              --

    Number of Units          12,194              --              --              --              --              --              --

  December 31, 1991          $13.60              --              --              --              --              --              --

    Number of Units           5,272              --              --              --              --              --              --

  December 31, 1992          $15.01              --              --              --              --              --              --

    Number of Units         309,292              --              --              --              --              --              --

  December 31, 1993          $17.92          $10.52              --              --              --              --              --

    Number of Units       1,748,246          98,288              --              --              --              --              --

  December 31, 1994          $16.60          $10.49              --              --              --              --              --

    Number of Units       3,509,145         218,119              --              --              --              --              --

  December 31, 1995          $19.15          $14.20          $13.50          $12.03              --              --              --

    Number of Units       2,973,440         474,834       1,068,907         175,138              --              --              --

  December 31, 1996          $21.65          $17.20          $16.15          $14.23              --              --              --

    Number of Units       2,708,795       1,207,882       2,382,588         479,960              --              --              --

  December 31, 1997          $25.77          $22.51          $19.78          $17.56          $11.33          $12.11          $11.90

    Number of Units       2,687,060       2,028,663       2,782,642         695,464         124,495         412,889         458,320

  December 31, 1998          $29.25          $28.50          $25.36          $20.37          $13.15          $15.48          $14.62

    Number of Units       2,454,761       2,724,340       3,185,222         745,989         300,468       1,438,416       1,094,151


*The Inception date for the VIP High Income Option was February 19, 1993 and for the VIP II Index 500 Option was March 4, 1993. The Inception date for
the VIP II Contrafund Option and the VIP II Asset Manager:    Growth Option
was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was
December 31, 1996. The Inception date for the VIP III Mid Cap Option was May 1, 1999. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the
Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced
Options, respectively.

APPENDIX B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                         Contribution:               $50,000.00

                         GRO Account duration:       7 Years

                         Guaranteed Interest Rate:   5% Annual Effective Rate


The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.


The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for the purposes of these examples that no prior partial withdrawals or transfers have occurred.


The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we will use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.


EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                               48/12                      48/12
        -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

        -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

        $54,688.58 = $57,881.25 - $3,192.67


A withdrawal charge of 6% would be assessed against the $50,000 original contribution:



        $3,000.00 = $50,000.00 X .06


Thus, the amount payable on a full withdrawal would be:


        $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00


If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

        $5,788.13 = $57,881.25 X .10

The non-free amount would be:

        $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

        - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:


        $957.18 = [($14,211.87+ $783.91)/(1 - .06)] - ($14,211.87+ 783.91)


Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:


        $21,741.09 = $20,000.00 + $783.91 + $957.18


The ending Account Value would be:


        $36,140.16 = $57,881.25 - $21,741.09


EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                             48/12                    48/12
        .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

        $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

        $59,564.96 = $57,881.25 + $1,683.71


A withdrawal charge of 6% would be assessed against the $50,000 original contribution:



        $3,000.00 = $50,000.00 X .06


Thus, the amount payable on a full withdrawal would be:


        $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00


If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

             Free Amount =  $ 5,788.13

         Non-Free Amount =  $14,211.87

The Market Value Adjustment would be:

       $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

        $880.75 = [($14,211.87 - $413.41)/(1 - .06)] - ($14,211.87 - $413.41)


Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:


        $20,467.34 = $20,000.00 - $413.41 + $880.75


The ending Account Value would be:


        $37,413.91 = $57,881.25 - $20,467.34


Actual Market Value Adjustments may have more or less impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

APPENDIX C

SAI TABLE OF CONTENTS


Part 1 - Integrity and Custodian.............................................................   1
Part 2 - Distribution of the Contracts.......................................................   1
Part 3 - Performance Information.............................................................   2
Part 4 - Determination of Accumulation Values................................................   7
Part 5 - Tax-Favored Retirement Programs.....................................................   7
      Traditional Individual Retirement Annuities............................................   7
      Roth Individual Retirement Annuities...................................................   7
      SIMPLE Individual Retirement Annuities.................................................   8
      Tax Sheltered Annuities................................................................   8
      Simplified Employee Pensions...........................................................   8
      Corporate and Self-Employed (H.R. 10 and Keogh) Pension
        and Profit Sharing Plans.............................................................   8
      Deferred Compensation Plans of State and Local Governments
         and Tax-Exempt Organizations........................................................   8
       Distributions Under Tax-Favored Retirement Programs...................................   9
Part 6 - Financial Statements................................................................  10


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account I (GrandMaster III)

Name:

Address:

City: _________________________________ State: _____________ Zip: __________

                                        STATEMENT OF ADDITIONAL INFORMATION

                                                    MAY 1, 1999

                                                        FOR

                                                  GRANDMASTER III

                                         FLEXIBLE PREMIUM VARIABLE ANNUITY

                                                     ISSUED BY

                                         INTEGRITY LIFE INSURANCE COMPANY

                                                        AND

                                       FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                                 TABLE OF CONTENTS

                                                                                                               Page

Part 1 - Integrity and Custodian..................................................................................1
Part 2 - Distribution of the Contracts............................................................................1
Part 3 - Performance Information..................................................................................2
Part 4 - Determination of Accumulation Values.....................................................................7
Part 5 - Tax Favored Retirement Programs..........................................................................7
     Traditional Individual Retirement Annuities..................................................................7
     Roth Individual Retirement Annuities.........................................................................8
     SIMPLE Individual Retirement Annuities.......................................................................8
     Tax Sheltered Annuities......................................................................................8
     Simplified Employee Pensions.................................................................................8
     Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit Sharing Plans..............................8
     Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations......................8
     Distributions Under Tax Favored Retirement Programs..........................................................9
Part 6 - Financial Statements....................................................................................10




This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN


Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency


ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.


Since 1994, ARM has provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1996 were $13,823,048, in 1997 were $19,307,552 and in 1998 were $27,158,002 including services applicable to the Registrant.


Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. On November 4, 1994, the Florida Department of Insurance granted the request for full relief from the consent order.


TAX STATUS OF INTEGRITY



Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Account isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.


PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $7,795,349 for the year ended December 31, 1998, $6,750,503 for the year ended December 31, 1997 and $7,813,058 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula: P(1+T) To The Power Of "n" = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula: Effective Yield = {(Base Period Return) + 1) To The Power Of 365/7} - 1

For the period ending: 12/31/98
RETURNS WITH SURRENDER CHARGES




                                    Variable                              SEC Standardized
                                    Account                          Average Annual Return (1)
                                    Inception     --------------------------------------------------------------
VARIABLE OPTIONS                    Date (2)               1 Year               5 Year              10 Year       Life of Account
----------------------------------------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------                   -----------------
VIP II Asset Manager                   9/3/91               6.42%                 8.33%                 n/a              11.47%
VIP II Asset Manager: Growth           2/8/95               8.91%                  n/a                  n/a              19.21%
VIP III Balanced                      2/19/97               8.98%                  n/a                  n/a              13.37%
VIP II Contrafund                      2/8/95              21.15%                  n/a                  n/a              26.28%
VIP Equity-Income                      9/3/91               3.05%                16.77%                 n/a              16.61%
VIP Growth                             9/3/91              30.54%                19.73%                 n/a              18.77%
VIP III Growth & Income               2/14/97              20.77%                  n/a                  n/a              23.53%
VIP III Growth Opportunities          2/19/97              15.86%                  n/a                  n/a              20.31%
VIP High Income                       2/19/93             -12.69%                 6.79%                 n/a               8.62%
VIP II Index 500                       3/4/93              19.52                 21.71%                 n/a              19.48%
VIP II Investment Grade Bond           9/3/91                .30%                 4.69%                 n/a               6.43%
                               ---------------------------------------------------------------------------------------------------
VIP Overseas                           9/3/91               4.16%                 7.70%                 n/a               8.50%
                               ---------------------------------------------------------------------------------------------------

(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.



(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

For the period ending: 12/31/98


RETURNS WITHOUT SURRENDER CHARGES (1)             All figures are unaudited.



                               FUND     CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL RETURN
                              ----- ---------------------------------------------------------------------
                      INCEPTION                          LIFE OF                                 LIFE OF
VARIABLE OPTIONS      DATE (3) 3 YEAR  5 YEAR  10 YEAR   FUND  1 YEAR  3 YEAR  5 YEAR    10 YEAR  FUND
--------------------------------------------------------------------------------------------------------

VIP II Asset Manager   9/6/89  52.71%  63.23%   n/a   174.86%  13.50%  15.16%  8.84%     n/a    11.46%

VIP II Asset Manager   1/3/95  69.30    n/a     n/a   105.67   15.98   19.18    n/a      n/a    19.80
 Growth

VIP III Balanced       1/3/95  51.75    n/a     n/a    70.57   16.05   14.92    n/a      n/a    14.31

VIP II Contrafund      1/3/95  87.90    n/a     n/a   158.85   28.23   23.40    n/a      n/a    26.90

VIP Equity-Income     10/9/86  56.88  120.84  272.76  339.63   10.12   16.20   17.17    14.06   12.87

VIP Growth            10/9/86  89.66  149.81  414.42  499.79   37.61   23.78   20.09    17.80   15.78

VIP III Growth
 & Income            12/31/96   n/a     n/a     n/a    64.07   27.84    n/a     n/a      n/a    28.11

VIP III Growth         1/3/95  83.87    n/a     n/a   140.42   22.93   22.51    n/a      n/a    24.58
 Opportunities

VIP High Income       9/19/85  23.23   42.40   95.04   82.63   -5.62    7.21    7.33     6.91    4.64

VIP II Index 500      8/27/92 100.78  170.86    n/a   210.26   26.60   26.16   22.05     n/a    19.54

VIP II Investment
 Grade Bond           12/5/88  17.58   29.21    n/a    65.10    7.38    5.55    5.26     n/a     5.10

--------------------------------------------------------------------------------------------------------
VIP Overseas          1/28/87  36.70   48.43  128.03  127.29   11.23   10.98    8.22     8.59    7.13
--------------------------------------------------------------------------------------------------------






                             CALENDAR YEAR RETURN(2)
                      ---------------------------------------
VARIABLE OPTIONS      1993    1994    1995     1996    1997
-------------------------------------------------------------

VIP II Asset Manager  19.50%  -7.42%  15.38%   13.04%  19.02%

VIP II Asset Manager   n/a     n/a    21.49    18.30   23.38
 Growth

VIP III Balanced       n/a     n/a    12.40     8.48   20.54

VIP II Contrafund      n/a     n/a    37.76    19.66   22.47

VIP Equity-Income     16.76   5.48    33.27    12.73   26.38

VIP Growth            17.51   -1.16   33.54    13.14   21.82

VIP III Growth
 & Income              n/a     n/a     n/a      n/a    28.34

VIP III Growth         n/a     n/a    30.76    16.67   28.20
 Opportunities

VIP High Income       18.68   -2.80   18.98    12.48   16.08

VIP II Index 500       8.77    -.79   35.34    21.15   30.91

VIP II Investment
 Grade Bond            9.56   -5.14   15.74     1.78    7.59

-------------------------------------------------------------
VIP Overseas          35.21     .48    8.20    11.67   10.05
-------------------------------------------------------------





1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration. Non-standard performance is since the Portfolio's inception date, which may predate the separate account.



2) Italicized returns are calculated from the inception date through year-end.



3) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.


PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/ CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private
- placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES



The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant
(straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.




PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities
(TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING
PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS


Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2 or
(ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRAs and five percent owners must begin distributions by age 70-1/2.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1998, and for the periods indicated in the financial statements and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1998 and 1997 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

Prospectus

                              IQ THE SMARTANNUITY
                      FLEXIBLE PREMIUM VARIABLE ANNUITY
                  issued by INTEGRITY LIFE INSURANCE COMPANY


This prospectus describes a flexible premium variable annuity contract offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. The contracts provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to different investment divisions of our Separate Account
I, referred to as Variable Account Options and Fixed Accounts. Together, the Variable Account Options and Fixed Account Options are referred to as INVESTMENT OPTIONS.



Contributions you make to the Variable Account Options are invested in shares of corresponding Portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the PORTFOLIOS OR PORTFOLIO). The Portfolios are managed by
Fidelity Management & Research Company. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. There are fourteen Variable Account Options, which invest in the following Portfolios:



    o    VIP Money Market Portfolio: Initial Class         o    VIP II Investment Grade Bond Portfolio: Initial Class

    o    VIP High Income Portfolio: Service Class          o    VIP II Asset Manager Portfolio: Service Class

    o    VIP Equity-Income Portfolio: Service Class        o    VIP II Index 500 Portfolio: Initial Class

    o    VIP Growth Portofolio: Service Class              o    VIP II Contrafund Portfolio: Service Class

    o    VIP Overseas Portfolio: Service Class             o    VIP II Asset Manager: Growth Portfolio Service Class

    o    VIP III Balanced Portfolio: Service Class         o    VIP III Growth Opportunities Portfolio Service Class

    o    VIP III Growth & Income Portfolio: Service Class  o    VIP III Mid Cap Portfolio: Service Class



We also offer Guaranteed Rate Options (GROS) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution, less prior withdrawals, plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.


This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.


For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. The express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202. You may also call the following toll-free number: 1-800-325-8583.


A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1999, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Appendix C.


* NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR THIS STATE.


THESE SECURITIES HAVEN'T BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



You can review and copy information about IQ the SMARTAnnuity at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about GrandMaster III on the SEC's Internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20459-6009.


THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


The date of this Prospectus is May 1, 1999.

                                 TABLE OF CONTENTS



PART 1 - SUMMARY                                                                                 PAGE
Your Variable Annuity Contract..................................................................1
Your Benefits...................................................................................1
How Your Contract is Taxed......................................................................1
Your Contributions..............................................................................1
Your Investment Options.........................................................................1
Account Value, Adjusted Account Value and Cash Value ...........................................2
Transfers.......................................................................................2
Charges and Fees................................................................................2
Withdrawals.....................................................................................2
Your Initial Right to Revoke....................................................................2
Risk/Return Summary: Investments and Risks......................................................2
Year 2000.......................................................................................3
Table of Annual Fees and Expenses...............................................................3
Examples........................................................................................5

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company................................................................6
The Separate Account and the Variable Account Options...........................................6
Assets of Our Separate Account..................................................................6
Changes In How We Operate.......................................................................6

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios .................................................................................7
      The Portfolios' Investment Adviser........................................................7
      Investment Objectives of the Portfolios...................................................7
Fixed Accounts..................................................................................9
      Guaranteed Rate Options...................................................................9
         Renewals of GRO Accounts..............................................................10
         Market Value Adjustments..............................................................10
      Systematic Transfer Option...............................................................11

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges.......................................................................11
Annual Administrative Charge...................................................................11
Reduction or Elimination of Separate Account or Administrative Charges.........................11
Portfolio Charges..............................................................................12
State Premium Tax Deduction....................................................................12
Contingent Withdrawal Charge...................................................................12
Reduction or Elimination of the Contingent Withdrawal Charge...................................12
Transfer Charge................................................................................12
Hardship Waiver................................................................................12
Tax Reserve....................................................................................12

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract..............................................................12
Your Account Value.............................................................................13

Units in Our Separate Account..................................................................13
How We Determine Unit Value....................................................................13
Transfers......................................................................................14
Withdrawls.....................................................................................14
Assignments....................................................................................14
Death Benefits and Similar Benefit Distributions...............................................14
Annuity Benefits...............................................................................15
Annuities......................................................................................16
Annuity Payments...............................................................................16
Timing of Payment..............................................................................17
How You Make Requests and Give Instructions....................................................17

PART 6 - VOTING RIGHTS

Voting Rights..................................................................................17
How We Determine Your Voting Shares............................................................17
How Portfolio Shares Are Voted.................................................................18
Separate Account Voting Rights.................................................................18

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction...................................................................................18
Your Contract is an Annuity....................................................................18
Taxation of Annuities Generally................................................................18
Distribution-at-Death Rules....................................................................19
Diversification Standards......................................................................20
Tax-Favored Retirement Programs................................................................20
Federal and State Income Tax Withholding.......................................................20
Impact of Taxes to Integrity...................................................................20
Transfers Among Investment Options.............................................................20

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals.........................................................................21
Income Plus Withdrawal Program.................................................................21
Dollar Cost Averaging..........................................................................22
Systematic Transfer Program....................................................................22
Customized Asset Rebalancing...................................................................22
Callan Asset Allocation and Rebalancing Program................................................22
Systematic Contributions.......................................................................22
Performance Information........................................................................23

PART 9 - PRIOR CONTRACTS

Prior Contracts................................................................................24

GLOSSARY.......................................................................................28

Appendix A  -  Financial Information...........................................................30

Appendix B  -  Illustration of a Market Value Adjustment.......................................32
Appendix C  -  SAI Table of Contents...........................................................34


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT


In this prospectus, "we," "our" and "us" mean Integrity Life Insurance Company (INTEGRITY), a subsidiary of ARM Financial Group, Inc. (ARM). The terms "you" and "your" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all of the rights under the contract until annuity payments begin. If there are Joint Owners, they share contract rights and they must both sign for any changes or transactions. The death of the first Joint Owner to die will determine the timing of distribution.



You can invest for retirement by buying a GrandMaster III contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as they are above the minimum required contribution, discussed below.



The latest your endowment or "retirement" date can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.


YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.


Your benefits under the contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 7, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules.


HOW YOUR CONTRACT IS TAXED


Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 591/2years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.


YOUR CONTRIBUTIONS


The minimum initial contribution is $1,000 ($3,000 in Pennsylvania and South Carolina). Contributions after your first one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.


YOUR INVESTMENT OPTIONS


You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."


The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented

Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.



ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE


Your ACCOUNT VALUE consists of the value of your Fixed Accounts added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased by any Market Value Adjustments. Your Account Value in the GROs can never be decreased below the Minimum Value. Your CASH VALUE is equal to your Adjusted Account Value, minus any contingent withdrawal charge and minus the pro-rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.


TRANSFERS


You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these
in Part 5, "Transfers."  Any transfer must be    at least $250 and may be
arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.


CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.

A daily charge at an effective annual rate of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."


Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.


WITHDRAWALS


You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300. You may withdraw up to 10% of your Account Value each year without paying withdrawal charges. After the first 10%, there may be a charge for withdrawals you make, based upon the length of time your money has been in your account. See "Contingent Withdrawal Charge" in Part 4.


YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Option from the date you purchased it until the date we receive your cancelled contract, including any charges deducted. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Options upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the GrandMaster III Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. Integrity is evaluating, on an ongoing basis, its computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

TABLE OF ANNUAL FEES AND EXPENSES

Contract Owner Transaction Expenses

      Sales Load on Purchases........................................................................... $0
      Exchange Fee (1).................................................................................. $0

Annual Administrative Charge

      Annual Administrative Charge* .................................................................... $30

      * This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Annual Administrative Charge" in Part 4.

Separate Account Annual Expenses
(as a percentage of average account value) (2)
----------------------------------------------


      Mortality and Expense Risk Fees.............................................................. 1.30%
      Administrative Expenses......................................................................  .15%
                                                                                                    -----
      Total Separate Account Annual Expenses....................................................... 1.45%
                                                                                                    -----
                                                                                                    -----

Portfolio Annual Expenses After Reimbursement
(as a percentage of average net assets)(3)
------------------------------------------


                                                        Management             Other           Total Annual
PORTFOLIO                                                  Fees              Expenses            Expenses
---------                                               ----------           --------          ------------

VIP Money Market: Initial Class.....................          .20%                .10%                  .30%
VIP High Income: Service Class......................          .58%                .24% (3)              .82%
VIP Equity-Income: Service Class....................          .49%                .18% (3)(4)           .67% (4)
VIP Growth: Service Class...........................          .59%                .16% (3)(4)           .75% (4)
VIP Overseas: Service Class.........................          .74%                .23% (3)(4)           .97% (4)
VIP II Investment Grade Bond: Initial Class.........          .43%                .14%                  .57%
VIP II Asset Manager: Service Class.................          .54%                .23% (3)(4)           .77% (4)
VIP II Index 500: Initial Class.....................          .24%                .11%                  .35% (5)
VIP II Contrafund: Service Class....................          .59%                .16% (3)(4)           .75% (4)
VIP II Asset Manager: Growth: Service Class.........          .59%                .29% (3)(4)           .88% (4)
VIP III Balanced: Service Class.....................          .44%                .25% (3)(4)           .69% (4)
VIP III Growth Opportunities: Service Class.........          .59%                .20% (3)(4)           .79% (4)
VIP III Growth & Income: Service Class..............          .49%                .21% (3)(4)           .70% (4)
VIP III Mid Cap Portfolio: Service Class............          .56%                .54% (3)(5)          1.10% (5)


-------------------------

1. After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in
    Part 4.

2.  See "Deductions and Charges - Separate Account Charges" in Part 4.

3. The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.


4. Part of the brokerage commissions that certain Portfolios, on FMR on behalf of certain Portfolios, pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Including these reduction, the total operating expenses presented in the table would have been .68% for VIP Equity-Income Portfolio, 80% for VIP Growth Portfolio, 1.01% for VIP Overseas Portfolio, 78% for VIP II Asset Manager Portfolio, .80% for VIP II Contrafund, .89% for VIP II Asset
    Manager: Growth Portfolio, 70% for VIP III Balanced Portfolio, 80% for VIP III Growth Opportunities Portfolio, and .71% for VIP III Growth and Income Portfolio.

5. The investment adviser agreed to reimburse part of VIP II Index 500 Portfolio's and VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, management fees, other expenses and total expenses would ahve been .28%, .11%, and .39%, respectively VIP II Index 500 Portfolio and .56%, 115.40% and 115.96%, respectively, for VIP III Mid Cap Portfolio.

EXAMPLES


The examples below show the expenses that the Annuitant would be charged per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.



Expenses per $1,000 investment if you surrender your contract at the end of the period shown:



PORTFOLIO                                                       1 Year        3 Years       5 Years       10 Years
---------                                                       ------        -------       -------       --------
VIP Money Market: Initial Class............................     $18.68        $57.72       $ 99.12        $213.94
VIP High Income: Service Class.............................     $24.01        $73.82       $126.12        $268.63
VIP Equity-Income: Service Class...........................     $22.58        $69.50       $118.91        $254.19
VIP Growth: Service Class..................................     $23.81        $73.20       $125.09        $266.58
VIP Overseas: Service Class................................     $25.96        $79.66       $135.83        $287.91
VIP II Investment Grade Bond: Initial Class................     $21.45        $66.10       $113.21        $242.70
VIP II Asset Manager: Service Class........................     $23.60        $72.59       $124.06        $264.53
VIP II Index 500: Initial Class............................     $19.19        $59.28       $101.74        $219.33
VIP II Contrafund: Service Class...........................     $23.81        $73.20       $125.09        $266.58
VIP II Asset Manager: Growth: Service Class................     $24.73        $75.97       $129.70        $275.78
VIP III Balanced: Service Class............................     $22.78        $70.12       $119.94        $256.27
VIP III Growth Opportunities: Service Class................     $23.81        $73.20       $125.09        $266.58
VIP III Growth & Income: Service Class.....................     $22.88        $70.43       $120.46        $257.30
VIP III Mid Cap: Service Class.............................     $32.62        $99.45       $168.47        $351.09




Expenses per $1,000 investmentif you elect the normal form of annuity or don't surrender your contract at the end of the applicable period:


    Same expenses per $1000 investment as shown in table immediately above.


These examples assume that all of the fixed charges of the Separate
Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.



The table and examples above are to help you understand the various costs and expenses that apply to your contract. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

CONSOLIDATED FINANCIAL INFORMATION IS FOUND IN APPENDIX A

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

INTEGRITY LIFE INSURANCE COMPANY


Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options other than the Portfolios, fixed single premium annuities, and flexible premium annuities offering both traditional fixed guaranteed interest rates and fixed equity indexed options. We also provide administrative and investment support for products designed, underwritten and sold by other companies.



Integrity is a subsidiary of ARM Financial Group, Inc., which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.


THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS


The Separate Account was established in 1986, and is maintained under the insurance laws of the State of Ohio. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (the SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios invested in shares of corresponding portfolios of Prism Investment Trust.


ASSETS OF OUR SEPARATE ACCOUNT

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE


We can change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 ("1940 ACT") or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE
MAY:


- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;

- register or end the registration of the Separate Account under the 1940 Act;

- operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940
  Act);

- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;

- cause one or more Option(s) to invest in a mutual fund other than or in addition to the Portfolios;


- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE PORTFOLIOS


Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.


Each of the Portfolios is an open-end diversified management investment company registered with the SEC.


The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios are currently available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with FMR or Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate accounts of other insurance companies.



THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company
(FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Bankers Trust Company ("BT") is the VIP II Index 500 Portfolio's sub-adviser. BT, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.


                                            ----------VIP MONEY MARKET PORTFOLIO


VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.


                                             ----------VIP HIGH INCOME PORTFOLIO



VIP High Income Portfolio seeks a high current income, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

                                           ----------VIP EQUITY-INCOME PORTFOLIO



VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.



                                                  ----------VIP GROWTH PORTFOLIO


VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for have a strong industry market position. The stocks of these companies are often called "growth" stocks.


                                                ----------VIP OVERSEAS PORTFOLIO


VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.


                                ----------VIP II INVESTMENT GRADE BOND PORTFOLIO



VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.



                                        ----------VIP II ASSET MANAGER PORTFOLIO


VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.


                                            ----------VIP II INDEX 500 PORTFOLIO


VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.


                                           ----------VIP II CONTRAFUND PORTFOLIO


VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.


                                ----------VIP II ASSET MANAGER: GROWTH PORTFOLIO


VIP II Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                                     Range               Neutral Mix
                                     -----               -----------
          Stock Class               50-100%                 70%
          Bond Class                  0-50%                 25%
          Short-Term/
          Money Market Class          0-50%                 5%


                                ----------VIP III GROWTH OPPORTUNITIES PORTFOLIO


VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.


                                            ----------VIP III BALANCED PORTFOLIO



VIP III Balanced Portfolio seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities, including lower quality debt securities, when its outlook is neutral.



                                     ----------VIP III Growth & Income Portfolio


VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.


                                             ----------VIP III MID CAP PORTFOLIO


FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIXED ACCOUNTS


FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), OR THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.


GUARANTEED RATE OPTIONS


We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.



The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.



We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.



Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.


You can get our current Guaranteed Interest Rates by calling our Administrative Office.

The ten-year GRO isn't available in Oregon.


ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.


RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If you want something different, you can tell us within 30 days before the GRO Account expires.
You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.



MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Guarantee Period. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals from the GRO Account and less any applicable contingent withdrawal and administrative charges, plus 3% interest compounded annually. Withdrawal charges and the administrative expense charge can invade the Minimum Value.



The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.


The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                               N/12                   N/12
    MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)      - 1],  where

    A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

    B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

    N is the number of whole months remaining in your GRO Account.


For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.



If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.



For illustrations of the application of the Market Value Adjustment formula, see Appendix B.


SYSTEMATIC TRANSFER OPTION


We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. We guarantee that the STO's effective annual yield will never be less than 3%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be available in some states.


PART 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES


Integrity deducts a daily expense amount from the unit value equal to an effective annual rate of 1.45% of the Account Value in the Variable Account Options. We can't increase this daily expense rate without your consent.



Of the 1.45% total charge, .15% of the Account Value of the Variable Account Options is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.30% is deducted for Integrity's assuming the expense risk (.95%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.30% effective annual risk charge can't be increased.


Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE


If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options will reduce the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization, or termination of a contract during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES


We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contributions.


We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.

STATE PREMIUM TAX DEDUCTION


Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.


TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) the Callan Asset Allocation and Rebalancing Program, or (iv) under systematic transfers from the STO, nor will such transfers count towards the twelve free transfers you may make in a contract year.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT


You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 in Pennsylvania and South Carolina). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.



We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.



Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment

Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.


You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.


UNITS IN OUR SEPARATE ACCOUNT


Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.


The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated as of the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, won't vary because of changes in unit values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.


HOW WE DETERMINE UNIT VALUE


We determine unit values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day.



The unit value of each Variable Account Option for any Business Day is equal to the unit value for the previous Business Day multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:


  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

  - Next, we add any dividends or capital gains distributions by the Portfolio on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).



  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is equal to an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.



Generally, this means that we adjust unit values to reflect what happens to the Portfolio, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS


You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.



The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8.



You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believe to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.



A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call. Transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.



Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.


WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Investment Options, pro-rata, in the same proportion that their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in Part
7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 minimum account balance after any withdrawals.


ASSIGNMENTS


If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it in a form acceptable to us.


DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS


We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.



For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:



     (a) Your highest Account Value on any contract anniversary before age 81, plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);



     (b) Total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); and



     (c)  Your current Account Value.



The reductions in the death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.


Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.


The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.


ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.


Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment.


ANNUITIES


Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.



If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, which is the LIFE AND TEN YEARS CERTAIN ANNUITY. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 98th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.


We currently offer the following types of annuities:


A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.



A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period you select when you select the type of annuity you want. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.



A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.



A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

ANNUITY PAYMENTS


Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the contract rates.






If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.


TIMING OF PAYMENT


We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which


(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account. We can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS


When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.


PART 6 - VOTING RIGHTS


VOTING RIGHTS

Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.


If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict Owner voting, we may do so.


HOW WE DETERMINE YOUR VOTING SHARES


You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the shareholders' meeting. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.


HOW PORTFOLIO SHARES ARE VOTED


All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.


SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.


YOUR CONTRACT IS AN ANNUITY


Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may buy the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).



This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.


TAXATION OF ANNUITIES GENERALLY


Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive those amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.


You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.


If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion Ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.



We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:


(1)  on or after the date on which the taxpayer attains age 59 1/2;



(2)  as a result of the Owner's death;


(3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;


(4)  a result of the taxpayer becoming disabled within the meaning of Code
     Section 72(m)(7);


(5)  from certain qualified plans (note, however, other penalties may apply);

(6)  under a qualified funding asset (as defined in Section 130(d) of the Code);

(7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

(8)  under an immediate annuity as defined in Code Section 72(u)(4);


(9)  for the purchase of a first home (distribution up to $10,000);


(10) for certain higher education expenses; or

(11) to cover certain deductible medical expenses.


Please note that items (9), (10) and (11) apply to IRAs only.


Any withdrawal provisions of your contract will also apply. See "Withdrawals" in Part 5.

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES


Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the Owner died; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the Owner's death. If the beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.


DIVERSIFICATION STANDARDS

Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An Owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.


IMPACT OF TAXES ON INTEGRITY

The contracts allow Integrity to charge the Separate Account for taxes. Integrity can also set up reserves for taxes.


TRANSFERS AMONG INVESTMENT OPTIONS


There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS


We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina are required to keep a $3,000 minimum account balance. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.



Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge and no Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."


INCOME PLUS WITHDRAWAL PROGRAM


We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Part 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:



-  the date you reach age 59 1/2; or


-  five years from the date of the first distribution.


If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59 1/2 made under the Income Plus Program plus interest.



You can choose the Income Plus Withdrawal Program any time before you reach age 59 1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.



To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive your form. You may end your participation in the program upon seven Business Day's prior written notice, and we may terminate or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your Accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.


AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards your twelve free transfers.


To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.


SYSTEMATIC TRANSFER PROGRAM


We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro-rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro-rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.


To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

CUSTOMIZED ASSET REBALANCING


We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Investment Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.


Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.

To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.


You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.



When you select this program, your account values will be allocated and your variable portfolios will automatically be rebalanced at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.


In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.


To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.


You may terminate participation in this program upon one day's prior written notice.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.


TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns also may be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.



CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.


Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical period.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day priod. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.

PART 9 - PRIOR CONTRACTS

INVESTMENT OPTIONS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 1999

For contracts issued prior to May 1, 1999, the VIP III Mid Cap Portfolio is not available as a Variable Account Option.

SEPARATE ACCOUNT ANNUAL EXPENSES

For contracts issued prior to May 1, 1999, the Mortality and Expense Risk Fees are 1.20%, Administrative Expenses are .15% and Total Separate Account Annual Expenses are 1.35%.

FUND ANNUAL EXPENSES

For contracts issued prior to May 1, 1999, the 0.10% charge imposed by certain of the portfolios purusuant to a Rule 12b-1 Plan doesn't apply. (This charge is reflected in the "Other Expenses" column of the underlying mutual funds in the Table of Annual Fees and Expenses).


GUARANTEED RATE OPTION



For contracts issued prior to May 1, 1999, the two-year GRO was not available.



TABLE OF ANNUAL FEES AND EXPENSES FOR CONTRACTS ISSUED BEFORE MAY 1, 1999



Contract Onwer Transaction Expenses


    Sales Load on Purchases.............................................   $0
    Exchange Fee(1).....................................................   $0

Annual Administrative Charge


    Annual Administrative Charge*.......................................  $30
      * This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Annual Administrative Charge" in Part 4.



Separate Account Annual Expenses
(as a percentage of average account value)(2)

    Mortality and Expense Risk Fees..................................... 1.20%
    Administrative Expenses.............................................  .15%
    Total Separate Account Annual Expenses.............................. 1.35%

Portfolio Annual Expenses After Reimbursement
(as a percentage of average net assets)(3)

                                                   Management         Other        Total Annual
Portfolio                                             Fees          Expenses         Expenses
---------                                          ----------       --------       ------------
    VIP Money Market: Initial Class...............    .20%            .10%              .30%
    VIP High Income: Service Class................    .58%            .24%              .82%
    VIP Equity-Income: Service Class..............    .49%            .08%(3)           .57%
    VIP Growth: Service Class.....................    .59%            .07%(3)           .66%
    VIP Overseas: Service Class...................    .74%            .15%(3)           .89%
    VIP II Investment Grade Bond: Initial Class...    .43%            .14%              .57%
    VIP II Asset Manager: Service Class...........    .54%            .09%(3)           .63%
    VIP II Index 500: Initial Class...............    .24%            .04%              .28%(4)
    VIP II Contrafund: Service Class..............    .59%            .07%(3)           .66%
    VIP II Asset Manager: Growth: Service Class...    .59%            .13%(3)           .72%
    VIP III Balanced: Service Class...............    .44%            .14%(3)           .58%
    VIP III Growth Opportunities: Service Class...    .59%            .11%(3)           .70%
    VIP III Growth & Income: Service Class........    .49%            .11%(3)           .60%



---------------

1. After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.



2.  See "Deductions and Charges - Separate Account Charges" in Part 4.


3. Part of the brokerage commissions that certain Portfolios, or FMR on behalf of certain Portfolios, pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .68% for VIP Equity-Income Portfolio, .80% for VIP Growth Portfolio, 1.01% for VIP Overseas Portfolio, .78% for VIP II Asset Manager Portfolio, .80% for VIP II Contrafund Portfolio, .89% for VIP
    II Asset Manager; Growth Portfolio, .70% for VIP III Balanced Portfolio, .80% for VIP III Growth Opportunities Portfolio, and .71% for VIP III Growth and Income Portfolio.


4. The investment adviser agreed to reimburse part of VIP II Index 500 Portfolio's and VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, management fees, other expenses and total expenses would have been .28%, .11%, and .39%, respectively for VIP II Index 500 Portfolio and .56%, 115.40% and 115.96%, respectively, for VIP III Mid Cap Portfolio.

EXAMPLES FOR CONTRACTS ISSUED BEFORE MAY 1, 1999

The examples below show the expenses that the Annuitant would be charged per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.



Expenses per $1,000 investment if you surrender your contract at the end of the period shown:




Portfolio                              1 year       3 years       5 years       10 years
---------                              ------       -------       -------       --------
VIP Money Market....................   $17.66       $54.61        $ 93.86        $203.09
VIP High Income.....................   $21.86       $67.34        $115.29        $246.89
VIP Equity-Income...................   $20.53       $63.32        $108.53        $233.20
VIP Growth..........................   $21.65       $66.72        $114.25        $244.80
VIP Overseas........................   $24.11       $74.13        $126.63        $269.66
VIP II Investment Grade Bond........   $20.53       $63.32        $108.53        $233.20
VIP II Asset Manager................   $22.17       $68.27        $116.84        $250.03
VIP II Index 500....................   $17.45       $53.98        $ 92.81        $200.91
VIP II Contrafund...................   $22.17       $68.27        $116.84        $250.03
VIP II Asset Manager: Growth........   $23.50       $72.28        $123.55        $263.50
VIP III Balanced....................   $21.96       $67.65        $115.81        $247.94
VIP III Growth Opportunities........   $22.47       $69.19        $118.39        $253.15
VIP III Growth & Income.............   $21.76       $67.03        $114.77        $245.84



Expenses per $1,000 investment if you elect the normal form of annuity or don't surrender your contract at the end of the applicable period:



     Same expenses per $1,000 investment as shown in table immediately above.


These examples assume that all of the fixed charges of the Separate Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.


The table and examples above are to help you understand the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

GLOSSARY



ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.



ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.



ANNUITANT ("You," "Your") - the person upon whose life an annuity benefit and death benefit are based.



ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.



ARM - ARM Financial Group, Inc.



BUSINESS DAY - any day that the New York Stock Exchange is open.



CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro-rata annual administrative charges that may apply.



CONTRACT - your variable annuity contract.



ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.



FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.



GRO - Guaranteed Rate Options, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.



GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.



GUARANTEE PERIOD - the duration of your GRO Account.



GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.



INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.



MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.



MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges.



OWNER - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.



PORTFOLIO - an investment portfolio of a mutual fund in which the Separate Account invests its assets.



RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.



STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.

UNIT - a measure of your ownership interest in a variable account option.



UNIT VALUE - the value of each unit calculated on any Business Day.



VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, other than the GROs and STO. The value of your contract will reflect the investment performance of the Variable Account Options you choose.



WE, OUR AND US - Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.

APPENDIX A

FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.


                                         UNIT VALUES AND UNITS OUTSTANDING


                                 MONEY             HIGH           EQUITY-                                           INVESTMENT
                                MARKET           INCOME            INCOME            GROWTH         OVERSEAS        GRADE BOND
                              DIVISION         DIVISION          DIVISION          DIVISION         DIVISION          DIVISION
                              --------         --------          --------          --------         --------        ----------
  Date of Inception*            $10.00           $10.00            $10.00            $10.00           $10.00            $10.00

   December 31, 1987            $10.18                -             $7.74             $7.51            $8.13            $10.21

     Number of Units             1,952                -            25,560                50            7,250            26,988

   December 31, 1988            $10.75                -             $8.49             $7.48            $8.93            $10.69

     Number of Units             2,062                -             8,962             2,043            2,019            45,789

   December 31, 1989            $11.57                -            $10.41            $10.45           $11.02            $12.20

     Number of Units            43,299                -             8,517             2,284            1,937             4,372

   December 31, 1990            $12.34                -             $9.04            $11.04           $10.16            $12.82

     Number of Units             2,427                -            29,446             2,060            1,779             3,350

   December 31, 1991            $12.90                -            $12.92            $17.96           $12.44            $14.38

     Number of Units             1,422                -             7,198             1,777              945             1,160

   December 31, 1992            $13.22                -            $14.90            $19.36           $10.95            $15.13

     Number of Units            68,139                -           124,911           129,511           35,346            80,734

   December 31, 1993            $13.46           $11.45            $17.38            $22.80           $14.83            $16.57

     Number of Units           346,644          615,289           748,436           444,077          480,406           330,360

   December 31, 1994            $13.84           $11.12            $18.35            $22.49           $14.88            $15.73

     Number of Units         1,363,372          989,407         1,206,683           988,674        1,272,218           454,358

   December 31, 1995            $14.46           $13.23            $24.46            $30.03           $16.10            $18.20

     Number of Units         1,823,146        2,238,450         2,264,897         1,665,857        1,308,440           627,020

   December 31, 1996            $15.03           $14.88            $27.57            $33.98           $17.98            $18.53

     Number of Units         1,839,938        2,871,483         2,977,144         2,311,771        1,792,964           807,207

   December 31, 1997            $15.64           $17.27            $34.85            $41.39           $19.79            $19.93

     Number of Units         2,298,303        3,057,834         3,512,365         2,026,809        2,066,717           834,294

   December 31, 1998            $16.28           $16.30            $38.37            $56.96           $22.01            $21.40

     Number of Units         3,190,762        3,293,280         3,398,759         1,942,238        1,813,403         1,235,812



* The Inception date for the VIP High Income Option was February 19, 1993 and for the VIP II Index 500 Option was March 4, 1993. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively. The Inception date for the VIP III Mid Cap Option was May 1, 1999.

                        UNIT VALUES AND UNITS OUTSTANDING

                                                                             ASSET
                             ASSET           INDEX         CONTRA-         MANAGER                         GROWTH         GROWTH
                           MANAGER             500            FUND          GROWTH        BALANCED         INCOME      OPPORTUNITIES
                          DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                          --------        --------        --------        --------        --------        --------     -------------
Date of Inception*          $10.00          $10.00          $10.00          $10.00         $10.00          $10.00          $10.00

 December 31, 1987           $8.00               -               -               -              -               -               -

   Number of Units          29,166               -               -               -              -               -               -

 December 31, 1988           $8.98               -               -               -              -               -               -

   Number of Units          11,300               -               -               -              -               -               -

 December 31, 1989          $11.16               -               -               -              -               -               -

   Number of Units          10,635               -               -               -              -               -               -

 December 31, 1990          $11.02               -               -               -              -               -               -

   Number of Units          12,194               -               -               -              -               -               -

 December 31, 1991          $13.60               -               -               -              -               -               -

   Number of Units           5,272               -               -               -              -               -               -

 December 31, 1992          $15.01               -               -               -              -               -               -

   Number of Units         309,292               -               -               -              -               -               -

 December 31, 1993          $17.92          $10.52               -               -              -               -               -

   Number of Units       1,748,246          98,288               -               -              -               -               -

 December 31, 1994          $16.60          $10.49               -               -              -               -               -

   Number of Units       3,509,145         218,119               -               -              -               -               -

 December 31, 1995          $19.15          $14.20          $13.50          $12.03              -               -               -

   Number of Units       2,973,440         474,834       1,068,907         175,138              -               -               -

 December 31, 1996          $21.65          $17.20          $16.15          $14.23              -               -               -

   Number of Units       2,708,795       1,207,882       2,382,588         479,960              -               -               -

 December 31, 1997          $25.77          $22.51          $19.78          $17.56         $11.33          $12.11          $11.90

   Number of Units       2,687,060       2,028,663       2,782,642         695,464        124,495         412,889         458,320

 December 31, 1998          $29.25          $28.50          $25.36          $20.37         $13.15          $15.48          $14.62

   Number of Units       2,454,761       2,724,340       3,185,222         745,989        300,468       1,438,416       1,094,151

* The Inception date for the VIP High Income Option was February 19, 1993 and for the VIP II Index 500 Option was March 4, 1993. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP III Mid Cap Option was May 1, 1999. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

For contracts issued on or after May 1, 1999, condensed financial information isn't provided for any of the Variable Account Options because as of the date of this prospectus the Options hadn't started operations. The unit value for each Investment Option at inception will be $10.00. The inception date for the Variable Account Options is May 1, 1999.

APPENDIX B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                  Contribution:             $50,000.00

                  GRO Account duration:     7 Years

                  Guaranteed Interest Rate: 5% Annual Effective Rate


The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.


The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for the purposes of these examples that no prior partial withdrawals or transfers have occurred.


The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we will use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.


EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                               48/12                      48/12
        -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

        -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

        $54,688.58 = $57,881.25 - $3,192.67

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                             48/12                    48/12
        .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

        $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

        $59,564.96 = $57,881.25 + $1,683.71

Thus, the amount payable on a full withdrawal would be:

        $59,564.96 = $57,881.25 + $1,683.71




Actual Market Value Adjustments may have more or less impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

APPENDIX C

SAI TABLE OF CONTENTS



Part 1 - Integrity and Custodian............................................1
Part 2 - Distribution of the Contracts......................................1
Part 3 - Performance Information............................................2
Part 4 - Determination of Accumulation Values...............................7
Part 5 - Tax-Favored Retirement Programs....................................7
      Traditional Individual Retirement Annuities...........................7
      Roth Individual Retirement Annuities..................................7
      SIMPLE Individual Retirement Annuities................................8
      Tax Sheltered Annuities...............................................8
      Simplified Employee Pensions..........................................8
      Corporate and Self-Employed (H.R. 10 and Keogh) Pension
        and Profit Sharing Plans............................................8
      Deferred Compensation Plans of State and Local Governments
         and Tax-Exempt Organizations.......................................8
       Distributions Under Tax-Favored Retirement Programs..................9
Part 6 - Financial Statements..............................................10


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account I (IQ)

Name: ____________________________________________

Address: _________________________________________

City: _________________  State: ____ Zip: ________

                   STATEMENT OF ADDITIONAL INFORMATION

                               MAY 1, 1999

                                   FOR

                              GRANDMASTER III

                     FLEXIBLE PREMIUM VARIABLE ANNUITY

                                ISSUED BY

                      INTEGRITY LIFE INSURANCE COMPANY

                                   AND

                   FUNDED THROUGH ITS SEPARATE ACCOUNT I



                             TABLE OF CONTENTS
                                                                         Page

Part 1 - Integrity and Custodian...........................................1
Part 2 - Distribution of the Contracts.....................................1
Part 3 - Performance Information...........................................2
Part 4 - Determination of Accumulation Values..............................7
Part 5 - Tax Favored Retirement Programs...................................7
         Traditional Individual Retirement Annuities.......................7
         Roth Individual Retirement Annuities..............................8
         SIMPLE Individual Retirement Annuities............................8
         Tax Sheltered Annuities...........................................8
         Simplified Employee Pensions......................................8
         Corporate and Self-Employed (H.R.10 and Keogh)
            Pension and Profit Sharing Plans...............................8
         Deferred Compensation Plans of State and Local Governments
            and Tax-Exempt Organizations...................................8
         Distributions Under Tax Favored Retirement Programs...............9
Part 6 - Financial Statements.............................................10


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN


Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.


ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.


Since 1994, ARM has provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1996 were $13,823,048, in 1997 were $19,307,552 and in 1998 were $27,158,002 including services applicable to the Registrant.


Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. On November 4, 1994, the Florida Department of Insurance granted the request for full relief from the consent order.


TAX STATUS OF INTEGRITY



Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Account isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.


PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

Depending upon the distribution channel, we generally pay a maximum distribution allowance of 6% of initial contribution and additional contributions, plus .30% trail commission paid on Account Value after the 2nd Contract Year or 2.25% of initial and additional contributions, plus 1% trail commission paid on Account Value after the 2nd Contract Year. The amount of distribution allowances paid was $7,795,349 for the year ended December 31, 1998, $6,750,503 for the year ended December 31, 1997 and $7,813,058 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS


Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.


AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula: P(1+T) (to the power of) n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields


Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.


CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                            365/7
Effective Yield = {(Base Period Return) + 1)     } - 1

For the period ending: 12/31/98
RETURNS WITH SURRENDER CHARGES






                                    Variable                                    SEC Standardized
                                    Account                                 Average Annual Return (1)
                                   Inception            ----------------------------------------------------------------
Variable Options                    Date (2)            1 Year           5 Year          10 Year         Life of Account
------------------------------------------------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------------
VIP II Asset Manager                   9/3/91            13.42%           10.22%            n/a                11.47%

VIP II Asset Manager: Growth           2/8/95            15.91%             n/a             n/a                19.98%

VIP III Balanced                      2/19/97            15.98%             n/a             n/a                15.76%

VIP II Contrafund                      2/8/95            28.15%             n/a             n/a                26.93%

VIP Equity-Income                      9/3/91            10.05%           17.09%            n/a                16.61%

VIP Growth                             9/3/91            37.54%           20.02%            n/a                18.77%

VIP III Growth & Income               2/14/97            27.77%             n/a             n/a                26.17%

VIP III Growth Opportunities           2/1/97            22.86%             n/a             n/a                22.58%

VIP High Income                       2/19/93            -5.69%            7.25%            n/a                 8.62%

VIP II Index 500                       3/4/93            26.52%           21.98%            n/a                19.62%

VIP II Investment Grade Bond           9/3/91             7.30%            5.18%            n/a                 6.43%

                                   -------------------------------------------------------------------------------------
VIP Overseas                           9/3/91            11.16%            8.14%            n/a                 8.50%

                               -----------------------------------------------------------------------------------------

(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 7% in year one, declining 1% annually in years one through six, 0% thereafter.



(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

For the period ending: 12/31/98


RETURNS WITHOUT SURRENDER CHARGES (1)               All figures are unaudited.






                               ---------------------------------------------------------------------------------------------------
                                CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL RETURN             CALENDAR YEAR RETURN(2)
                               ---------------------------------------------------------------------------------------------------
                   FUND                        LIFE                                    LIFE
 VARIABLE      INCEPTION   3      5      10     OF      1      3       5       10      OF
 OPTIONS       DATE (3)  YEAR   YEAR    YEAR   FUND    YEAR   YEAR    YEAR    YEAR    FUND    1993    1994    1995   1996   1997
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VIP II        9/6/89   52.71%  63.23%    n/a   174.86%  13.50%  15.16%   8.84%  n/a   11.46%  19.50%  -7.42%  15.38%  13.04%  19.02%
Asset
Manager

VIP II Asset  1/3/95   69.30     n/a     n/a   105.67   15.98   19.18     n/a   n/a   19.80    n/a     n/a    21.49   18.30   23.38
Manager:
Growth

VIP III       1/3/95   51.75     n/a     n/a    70.57   16.05   14.92     n/a   n/a   14.31    n/a     n/a    12.40    8.48   20.54
Balanced

VIP II        1/3/95   87.90     n/a     n/a   158.85   28.23   23.40     n/a   n/a   26.90    n/a      n/a   37.76   19.66   22.47
Contrafund

VIP Equity-  10/9/86   56.88  120.84  272.76   339.63   10.12   16.20   17.17 14.06   12.87   16.76    5.48   33.27   12.73   26.38
Income

VIP Growth   10/9/86   89.66  149.81  414.42   499.79   37.61   23.78   20.09 17.80   15.78   17.51   -1.16   33.54   13.14   21.82

VIP III      12/31/96   n/a      n/a     n/a    64.07   27.84     n/a     n/a   n/a   28.11     n/a     n/a     n/a     n/a    28.34
Growth &
Income

VIP III       1/3/95   83.87     n/a     n/a   140.42   22.93   22.51     n/a   n/a    24.58   n/a      n/a    30.76   16.67   28.20
Growth
Opportuities

VIP High      9/19/85  23.23   42.40   95.04    82.63   -5.62    7.21    7.33  6.91    4.64   18.68   -2.80    18.98   12.48   16.08
Income

VIP II        8/27/92 100.78  170.86     n/a   210.26   26.60   26.16   22.05   n/a   19.54    8.77    -.79    35.34   21.15   30.91
Index 500

VIP II        12/5/88  17.58   29.21     n/a    65.10    7.38    5.55    5.26   n/a    5.10    9.56   -5.14    15.74     1.78   7.59
Investment
Grade Bond
------------------------------------------------------------------------------------------------------------------------------------
VIP Overseas  1/28/87  36.70   48.43  128.03   127.29   11.23   10.98    8.22  8.59    7.13    35.21     .48    8.20    11.67  10.05
------------------------------------------------------------------------------------------------------------------------------------





(1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration. Non-standard performance is since the Portfolio's inception date, which may predate the separate account.

(2) Italicized returns are calculated from the inception date through year-end.

(3) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.


PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (Lipper) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/ CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private
- placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.


Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstgar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES



The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.


PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


ROTH INDIVIDUAL RETIREMENT ANNUITIES


Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


SIMPLE INDIVIDUAL RETIREMENT ANNUITIES


Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.


TAX SHELTERED ANNUITIES


Section 403(b) of the Code permits the purchase of tax-sheltered annuities
(TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS


Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.


CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING
PLANS


Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS


Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS


Distributions from tax-favored plans are subject to certain restrictions. participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2, or
(ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRA's and five percent owners must begin distributions by age 70-1/2.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of the Separate Account as of December 31, 1998, and for the periods indicated in the financial statements and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1998 and 1997 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.


The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                              Financial Statements

                               Separate Account I
                                       of
                         Integrity Life Insurance Company

                               DECEMBER 31, 1998
                        WITH REPORT OF INDEPENDENT AUDITORS

                               Separate Account I

                                       of

                        Integrity Life Insurance Company

                              Financial Statements

                               December 31, 1998

                                    CONTENTS

Report of Independent Auditors...............................................1

Audited Financial Statements

Statement of Assets and Liabilities .........................................2
Statement of Operations......................................................4
Statements of Changes in Net Assets..........................................6
Notes to Financial Statements...............................................10

                        Report of Independent Auditors

Contract Holders
Separate Account I of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, and Growth & Income Divisions) as of December 31, 1998, the related statement of operations for the year then ended and statements of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned in Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds") as of December 31, 1998, by correspondence with the transfer agent of the Fidelity VIP Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account I of Integrity Life Insurance Company at December 31, 1998, and the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP


Louisville, Kentucky
April 9, 1999

             Separate Account I of Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1998

                                     MONEY                       EQUITY-                                 INVESTMENT      ASSET
                                     MARKET      HIGH INCOME     INCOME        GROWTH       OVERSEAS     GRADE BOND     MANAGER
                                    DIVISION      DIVISION      DIVISION      DIVISION      DIVISION      DIVISION      DIVISION
                                 --------------------------------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP
  Funds at value (aggregate
  cost of $601,037,418)           $ 51,911,285  $ 53,656,662  $130,419,677  $110,606,455  $ 39,919,786  $ 26,448,540  $ 71,775,684


Receivable from (payable
  to) the general account of
  Integrity                             34,320        23,802        (9,294)       23,421        (6,786)       (2,163)       26,075
                                 --------------------------------------------------------------------------------------------------

NET ASSETS                        $ 51,945,605  $ 53,680,464  $130,410,383  $110,629,876  $ 39,913,000  $ 26,446,377  $ 71,801,759
                                 --------------------------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------------------------

Unit value                        $      16.28  $      16.30  $      38.37  $      56.96  $      22.01  $      21.40  $      29.25
                                 --------------------------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------------------------

Units outstanding                    3,190,762     3,293,280     3,398,759     1,942,238     1,813,403     1,235,812     2,454,761
                                 --------------------------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                                December 31, 1998

                                                 ASSET
                                                MANAGER:                      GROWTH                       GROWTH &
                                 INDEX 500       GROWTH      CONTRAFUND    OPPORTUNITIES     BALANCED       INCOME
                                  DIVISION      DIVISION      DIVISION       DIVISION        DIVISION      DIVISION       TOTAL
                               -----------------------------------------------------------------------------------------------------
ASSETS
Investments in Fidelity
  VIP Funds at value
    (aggregate cost of
      $601,037,418)             $ 77,636,796  $ 15,201,565   $ 80,895,067   $ 15,997,955   $  3,901,753  $ 22,205,187  $ 700,576,412


Receivable from (payable to)
  the general account of
    Integrity                          6,923        (5,769)      (117,837)        (1,467)        49,401        61,493         82,119
                               -----------------------------------------------------------------------------------------------------

NET ASSETS                      $ 77,643,719  $ 15,195,796   $ 80,777,230   $ 15,996,488   $  3,951,154  $ 22,266,680  $ 700,658,531
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------

Unit value                      $      28.50  $      20.37   $      25.36   $      14.62   $      13.15  $      15.48
                               --------------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------------

Units outstanding                  2,724,341       745,989      3,185,222      1,094,151        300,468     1,438,416
                               --------------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

               Separate Account I of Integrity Life Insurance Company

                               Statement of Operations

                            Year Ended December 31, 1998

                                          MONEY         HIGH         EQUITY-                                INVESTMENT     ASSET
                                          MARKET       INCOME        INCOME        GROWTH      OVERSEAS     GRADE BOND    MANAGER
                                         DIVISION     DIVISION      DIVISION      DIVISION     DIVISION      DIVISION    DIVISION
                                       --------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends from
    Fidelity VIP Funds                  $ 2,293,777  $ 6,835,050  $  7,821,750  $ 11,821,361  $ 3,011,715  $   950,445  $ 8,670,977

EXPENSES
  Mortality and expense
    risk and administrative
      charges                               584,994      757,681     1,716,810     1,290,770      559,230      301,207      950,981
                                       --------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)              1,708,783    6,077,369     6,104,940    10,530,591    2,452,485      649,238    7,719,996

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                        -   (2,935,271)    7,734,921     9,584,088    2,306,106      991,906    2,690,737
    Net unrealized appreciation
      (depreciation) of investments:
      Beginning of period                        16    4,126,739    24,563,090    12,066,420    1,841,988      871,925   12,268,987
      End of period                              18      (12,812)   22,145,621    22,738,024    1,188,625      746,542   10,891,110
                                       --------------------------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
        during the period                         2   (4,139,551)   (2,417,469)   10,671,604     (653,363)    (125,383)  (1,377,877)
                                       --------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                           2   (7,074,822)    5,317,452    20,255,692    1,652,743      866,523    1,312,860
                                       --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS      $ 1,708,785  $  (997,453) $ 11,422,392  $ 30,786,283  $ 4,105,228  $ 1,515,761  $ 9,032,856
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

              Separate Account I of Integrity Life Insurance Company

                           Year Ended December 31, 1998

                                                      ASSET
                                                     MANAGER:                     GROWTH                    GROWTH &
                                        INDEX 500     GROWTH      CONTRAFUND   OPPORTUNITIES   BALANCED      INCOME
                                        DIVISION     DIVISION      DIVISION      DIVISION      DIVISION     DIVISION      TOTAL
                                      ---------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends from
    Fidelity VIP Funds                $  1,931,547  $ 1,424,179  $  3,187,485  $     325,213  $  107,475  $    37,695  $ 48,418,669

EXPENSES
  Mortality and expense risk and
    administrative charges                 828,004      183,006       876,153        141,160      35,699      176,666     8,402,361
                                      ---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)             1,103,543    1,241,173     2,311,332        184,053      71,776     (138,971)   40,016,308

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments               4,749,457      742,938     4,541,199        404,631      69,364      544,038    31,424,114
    Net unrealized appreciation
      (depreciation) of investments:
        Beginning of period              7,846,564    1,816,984     8,335,528        315,390      46,975      195,727    74,296,333
        End of period                   16,445,939    1,819,433    18,005,189      2,083,100     312,289    3,175,916    99,538,994
                                      ---------------------------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
        during the period                8,599,375        2,449     9,669,661      1,767,710     265,314    2,980,189    25,242,661
                                      ---------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                 13,348,832      745,387    14,210,860      2,172,341     334,678    3,524,227    56,666,775
                                      ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $ 14,452,375  $ 1,986,560  $ 16,522,192  $   2,356,394  $  406,454  $ 3,385,256  $ 96,683,083
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998

                                        MONEY                     EQUITY-                                 INVESTMENT     ASSET
                                        MARKET    HIGH INCOME     INCOME        GROWTH       OVERSEAS     GRADE BOND    MANAGER
                                       DIVISION    DIVISION      DIVISION      DIVISION      DIVISION      DIVISION    DIVISION
                                     ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income (loss)       $ 1,708,783  $ 6,077,369  $  6,104,940  $ 10,530,591  $  2,452,485  $    649,238  $  7,719,996
  Net realized gain (loss) on
    sales of investments                       -   (2,935,271)    7,734,921     9,584,088     2,306,106       991,906     2,690,737
  Change in net unrealized
  appreciation/depreciation
    during the period                          2   (4,139,551)   (2,417,469)   10,671,604      (653,363)     (125,383)   (1,377,877)
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting
    from operations                    1,708,785     (997,453)   11,422,392    30,786,283     4,105,228     1,515,761     9,032,856

INCREASE (DECREASE) IN NET
ASSETS FROM CONTRACT RELATED
TRANSACTIONS
  Contributions from
    contract holders                   6,820,438    7,712,118    13,317,643     5,126,080     2,478,365     1,816,248     3,645,976
  Contract terminations
    and benefits                      (7,202,303)  (5,434,572)  (10,388,872)   (7,372,947)   (3,671,420)   (2,241,407)   (7,847,820)
  Net transfers among
    investment options                14,673,226     (408,422)   (6,346,700)   (1,799,165)   (3,899,502)    8,728,296    (2,274,789)
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from contract
    related transactions              14,291,361    1,869,124    (3,417,929)   (4,046,032)   (5,092,557)    8,303,137    (6,476,633)
                                     ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS     16,000,146      871,671     8,004,463    26,740,251      (987,329)    9,818,898     2,556,223

Net assets, beginning of year         35,945,459   52,808,793   122,405,920    83,889,625    40,900,329    16,627,479    69,245,536
                                     ----------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR              $51,945,605  $53,680,464  $130,410,383  $110,629,876  $ 39,913,000  $ 26,446,377  $ 71,801,759
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
UNIT TRANSACTIONS
  Contributions                          428,066      442,610       361,197       108,613       113,240        88,240       135,739
  Terminations and benefits             (463,989)    (315,672)     (284,764)     (156,864)     (169,692)     (109,343)     (287,885)
  Net transfers                          928,382      108,508      (190,039)      (36,320)     (196,862)      422,621       (80,153)
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in units         892,459      235,446      (113,606)      (84,571)     (253,314)      401,518      (232,299)
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                          Year Ended December 31, 1998

                                                    ASSET
                                                   MANAGER:                      GROWTH                     GROWTH &
                                      INDEX 500     GROWTH       CONTRAFUND   OPPORTUNITIES   BALANCED       INCOME
                                      DIVISION     DIVISION       DIVISION      DIVISION      DIVISION      DIVISION      TOTAL
                                    -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income (loss)      $  1,103,543  $  1,241,173  $  2,311,332  $    184,053   $    71,776  $  (138,971) $ 40,016,308
  Net realized gain (loss) on
    sales of investments               4,749,457       742,938     4,541,199       404,631        69,364  $   544,038    31,424,114
  Change in net unrealized
    appreciation/depreciation
    during the period                  8,599,375         2,449     9,669,661     1,767,710       265,314    2,980,189    25,242,661
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  operations                          14,452,375     1,986,560    16,522,192     2,356,394       406,454    3,385,256    96,683,083

INCREASE (DECREASE) IN NET
ASSETS FROM CONTRACT RELATED
TRANSACTIONS
  Contributions from contract
  holders                             17,005,436     1,633,701    10,028,589     5,240,215     1,348,464    7,724,587    83,897,860
  Contract terminations and
  benefits                            (3,561,323)     (655,361)   (4,498,873)     (450,989)     (264,441)    (689,902)  (54,280,230)
  Net transfers among
  investment options                   4,082,027        18,548     3,684,663     3,396,860     1,050,149    6,846,653    27,751,844
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets from contract related
transactions                          17,526,140       996,888     9,214,379     8,186,086     2,134,172   13,881,338    57,369,474
                                    -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS     31,978,515     2,983,448    25,736,571    10,542,480     2,540,626   17,266,594   154,052,557

Net assets, beginning of year         45,665,204    12,212,348    55,040,659     5,454,008     1,410,528    5,000,086   546,605,974
                                    -----------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR             $ 77,643,719  $ 15,195,796  $ 80,777,230  $ 15,996,488   $ 3,951,154  $22,266,680  $700,658,531
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
UNIT TRANSACTIONS
  Contributions                          678,848        88,384       460,454       404,468       111,678      574,277
  Terminations and benefits             (144,074)      (35,109)     (205,879)      (35,136)      (20,972)     (51,837)
  Net transfers                          160,904        (2,750)      148,005       266,499        85,267      503,087
                                    ---------------------------------------------------------------------------------
Net increase (decrease) in units         695,678        50,525       402,580       635,831       175,973    1,025,527
                                    ---------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1997

                                        MONEY                     EQUITY-                                 INVESTMENT    ASSET
                                        MARKET    HIGH INCOME     INCOME        GROWTH       OVERSEAS     GRADE BOND    MANAGER
                                       DIVISION    DIVISION      DIVISION      DIVISION      DIVISION      DIVISION    DIVISION
                                     ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income (loss)       $ 1,454,945  $ 2,892,926  $  7,167,846  $  1,725,942  $  2,293,717  $    680,741  $  6,310,406
  Net realized gain on
    sales of investments                       -    1,691,218     4,145,273     5,788,660     2,409,862        51,412       662,101
  Change in net unrealized
    appreciation during the
    period                                    (1)   2,414,256    11,348,484     6,911,215    (1,334,331)      363,739     4,191,936
                                     ----------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations            1,454,944    6,998,400    22,661,603    14,425,817     3,369,248     1,095,892    11,164,443

INCREASE (DECREASE) IN NET
ASSETS FROM CONTRACT RELATED
TRANSACTIONS
  Contributions from contract
    holders                           11,057,023    6,741,301    14,891,664     7,068,648     4,376,362       965,314     4,360,106
  Contract terminations and
    benefits                          (8,351,199)  (3,069,645)   (6,444,099)   (4,802,527)   (2,408,802)     (965,234)   (5,722,314)
  Net transfers among investment
    options                            4,130,423     (588,930)    9,216,892   (11,356,292)    3,326,028       573,961       797,889
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
    transactions                       6,836,247    3,082,726    17,664,457    (9,090,171)    5,293,588       574,041      (564,319)
                                     ----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                 8,291,191   10,081,126    40,326,060     5,335,646     8,662,836     1,669,933    10,600,124

Net assets, beginning of year         27,654,268   42,727,667    82,079,860    78,553,979    32,237,493    14,957,546    58,645,412
                                     ----------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR              $35,945,459  $52,808,793  $122,405,920  $ 83,889,625  $ 40,900,329  $ 16,627,479  $ 69,245,536
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------

UNIT TRANSACTIONS
    Contributions                        723,539      413,667       466,478       188,034       224,633        54,469       183,207
    Terminations and benefits           (539,400)    (190,452)     (199,438)     (126,309)     (118,732)      (49,015)     (236,423)
    Net transfers                        274,226      (36,864)      268,181      (346,687)      167,852        21,633        31,481
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in units         458,365      186,351       535,221      (284,962)      273,753        27,087       (21,735)
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                          Year Ended December 31, 1997

                                                    ASSET
                                                   MANAGER:                      GROWTH                     GROWTH &
                                      INDEX 500     GROWTH       CONTRAFUND   OPPORTUNITIES   BALANCED       INCOME
                                      DIVISION     DIVISION       DIVISION      DIVISION      DIVISION      DIVISION      TOTAL
                                    -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income (loss)      $   318,622   $  (120,845)  $    544,503  $  (22,694)    $   (8,357)  $   103,644  $ 23,341,396
  Net realized gain on sales of
    investments                       2,386,946       667,205      3,809,108       63,035         49,319       69,636    21,793,775
  Change in net unrealized
    appreciation during the
    period                            5,317,980     1,451,444      4,387,371      315,390         46,975      195,727    35,610,185
                                    -----------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations           8,023,548     1,997,804      8,740,982      355,731         87,937      369,007    80,745,356

INCREASE (DECREASE) IN NET
ASSETS FROM CONTRACT
RELATED TRANSACTIONS
  Contributions from contract
    holders                          12,059,120     2,609,194      8,027,882    2,595,415        809,025    2,364,838    77,925,892
  Contract terminations and
    benefits                         (1,844,379)     (747,137)    (1,978,670)     (29,084)       (29,152)     (35,814)  (36,428,056)
  Net transfers among
    investment options                6,651,345     1,522,656      1,771,669    2,531,946        542,718    2,302,055    21,422,360
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                       16,866,086     3,384,713      7,820,881    5,098,277      1,322,591    4,631,079    62,920,196
                                    -----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS               24,889,634     5,382,517     16,561,863    5,454,008      1,410,528    5,000,086   143,665,552

Net assets, beginning of year        20,775,570     6,829,831     38,478,796            -              -            -   402,940,422
                                    -----------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR             $45,665,204   $12,212,348   $ 55,040,659  $ 5,454,008    $ 1,410,528  $ 5,000,086  $546,605,974
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
UNIT TRANSACTIONS
  Contributions                         585,256       165,930        437,319      234,220         77,291      213,654
  Terminations and benefits             (86,580)      (44,561)      (106,969)      (2,528)        (3,092)      (3,959)
  Net transfers                         322,105        94,135         69,704      226,628         50,296      203,194
                                    ---------------------------------------------------------------------------------
Net increase (decrease) in units        820,781       215,504        400,054      458,320        124,495      412,889
                                    ---------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1998


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of Integrity.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions, or for certain contract holders, to a guaranteed interest division provided by Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed guaranteed rate options of Integrity's Separate Account GPO. Certain contract holders may also allocate new contributions to a Systematic Transfer Option ("STO") which accumulates interest at a fixed rate. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within one year of the contribution.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has thirteen investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the operative portfolios of the

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fidelity VIP Funds at December 31, 1998 for this Separate Account.

     MONEY MARKET PORTFOLIO seeks to earn as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

     HIGH INCOME PORTFOLIO seeks to earn a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities.

     EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. The portfolio seeks a yield which exceeds the composite yield on the securities compromising S&P 500. It normally invests at least 65% of its assets in income-producing equity securities.

     GROWTH PORTFOLIO seeks capital appreciation through investing its assets in the stock of companies that are believed to have above-average growth potential. These companies tend to have higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for a strong industry market position. The stock of these companies are often called "growth" stocks.

     OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

     INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

     ASSET MANAGER: GROWTH PORTFOLIO is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds and short-term money market instruments. The portfolio has a "neutral" mix of assets which represents the general allocation of the fund's investments over the long term. The approximate "neutral" mix for stocks, bonds and short-term instruments is 70%, 25% and 5%, respectively.

     CONTRAFUND PORTFOLIO seeks long-term capital appreciation by investing assets primarily in common stocks. The Portfolio invests assets in securities of companies whose value may not fully be recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks. The portfolio has the ability to purchase other types of securities, including bonds which may be lower-quality debt securities.

     BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

     GROWTH & INCOME PORTFOLIO seeks a high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying current dividends, but offer the potential for capital appreciation on future income. Investments may also include bonds, lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1998 and the cost of shares held at December 31, 1998 for each division were as follows:

           DIVISION            PURCHASES          SALES            COST
-----------------------------------------------------------------------------

Money Market                 $ 142,591,479    $ 126,639,766   $  51,911,267
High Income                     84,858,586       76,949,936      53,669,474
Equity-Income                   27,374,445       24,686,095     108,274,056
Growth                          56,130,282       49,683,174      87,868,431
Overseas                        30,100,463       32,715,860      38,731,161
Investment Grade Bond           24,096,700       15,145,489      25,701,998
Asset Manager                   19,755,617       18,522,106      60,884,574
Index 500                       31,559,360       12,996,879      61,190,857
Asset Manager: Growth            5,649,546        3,398,601      13,382,132
Contrafund                      27,357,355       15,720,559      62,889,878
Growth Opportunities            11,438,940        3,063,349      13,914,855
Balanced                         3,475,928        1,317,062       3,589,464
Growth & Income                 17,530,444        3,850,431      19,029,271
                                                            -----------------
                                                              $ 601,037,418
                                                            -----------------
                                                            -----------------

3. EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                                    PART C

                              OTHER INFORMATION


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS INCLUDED IN PART A:


            Part 1 - Financial Information


            FINANCIAL STATEMENTS INCLUDED IN PART B:

            SEPARATE ACCOUNT I:


            Report of Independent Auditors
            Statement of Assets and Liabilities as of December 31, 1998 Statement of Operations for the Year Ended December 31, 1998 Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997 Notes to Financial Statements


            INTEGRITY LIFE INSURANCE COMPANY:


            Report of Independent Auditors
            Balance Sheets (Statutory Basis) as of December 31, 1998 and 1997 Statements of Income (Statutory Basis) for the Years Ended
                        December 31, 1998 and 1997
            Statements  of Changes in Capital and Surplus (Statutory Basis) for
                        the Years Ended December 31, 1998 and 1997
            Statements of Cash Flows (Statutory Basis) for the Years Ended
                        December 31, 1998 and 1997
            Notes to Financial Statements (Statutory Basis)


(b)         EXHIBITS:

            The following exhibits are filed herewith:

            1. Resolutions of the Board of Directors of Integrity Life Insurance Company (INTEGRITY) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-8903), filed on September 19, 1986.

            2.     Not applicable.

            3.(a) Form of Selling/General Agent Agreement between Integrity and broker dealers. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

            3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            4.(a) Form of trust agreement. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-51268), filed on August 24, 1992.

            4.(b) Form of group variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

            4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's Form S-1 registration statement (File No. 33-51270), filed on August 24, 1992.

            4.(d) Forms of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

            4.(e)  Form of individual variable annuity contract.
                   Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form S-1 registration statement (File No. 33-51270), filed on November 10, 1992.

            4.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference to Registrant's Form N-4 registration statement filed on December 31, 1992.

            4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            5. Form of application. Incorporated by reference to Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

            6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

            6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

            7. Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            8.(a) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

            8.(b) Participation Agreement Among Variable Insurance Products Fund II, FDC and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

            8.(c) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            8.(d) Participation Agreement Among Variable Insurance Products Fund III, FDC and Integrity, dated February 1, 1997. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1997.

            9. Opinion and Consent of Kevin L. Howard. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1997.


            10.    Consents of Ernst & Young LLP.

            11.    Not applicable.

            12.    Not applicable.

            13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            14.    Not applicable.


ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

            Set forth below is information regarding the directors and principal officers of Integrity, the Depositor:

DIRECTORS:


NAME AND PRINCIPAL BUSINESS ADDRESS                              POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------                              -----------------------------------

Mark A. Adkins                                                   Director and Operations Control Officer
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

John R. Lindholm                                                 Director and President
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

William H. Guth                                                  Director and Product Administration Officer
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

Susan M. McEntire                                                Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

John R. McGeeney                                                 Director, Executive Vice President
Integrity Life Insurance Company                                 and General Counsel
515 West Market Street
Louisville, KY  40202

Martin H. Ruby                                                   Director, Chairman of the Board and Chief
Integrity Life Insurance Company                                 Executive Officer
515 West Market Street
Louisville, KY  40202

SELECTED OFFICERS:   (The business address for each of the principal officers listed below is 515 West Market Street,
-----------------     Louisville, Kentucky 40202.)



NAME AND PRINCIPAL BUSINESS ADDRESS                              POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------                              -----------------------------------

Dennis L. Carr                                                   Executive Vice President and Chief Actuary

David E. Ferguson                                                Executive Vice President and Chief Technology Officer

Edward L. Zeman                                                  Executive Vice President and Chief Financial Officer


Michael A. Cochran                                               Tax Officer

Peter S. Resnik                                                  Treasurer

Barry G. Ward                                                    Controller

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT

            Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.


            In June 1997, ARM Financial completed an initial public offering (the "IPO") of 9.2 million shares of common stock, of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the "MSDW Funds"). Following the IPO, the MSDW Funds owned in the aggregate approximately 53% of the outstanding shares of common stock of ARM Financial. On May 8, 1998, the MSDW Funds sold their entire remaining interest in ARM Financial pursuant to a secondary public offering of shares of common stock. As a result, ARM Financial is 100% publicly owned.


ITEM 27.    NUMBER OF CONTRACT OWNERS

            As of January 31, 1998 there were 10,186 contract owners of Separate Account I of Integrity.

ITEM 28.    INDEMNIFICATION

BY-LAWS OF INTEGRITY.  Integrity's By-Laws provide, in Article V, as follows:

            Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

            (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, r proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

            (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

                        (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                        (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

            (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

            (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

                        (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                        (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

                        (3)  By the Shareholders; or

                        (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

                        Any determination made by the disinterested Directors
            under Article (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

           (e)(1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                        (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

                        (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

            (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

            (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

            (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

BY-LAWS OF ARM SECURITIES. ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

            SECTION 4.01 INDEMNIFICATION. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

            SECTION 4.02 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

INSURANCE. The directors and officers of Integrity and ARM Securities are insured under a policy issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

AGREEMENTS. Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling/General Agent Agreement and Section 9 of the Form of Variable Contract Principal Underwriter Agreement incorporated as Exhibit 3 to this Registration Statement. Those sections are incorporated by reference into this response. In addition, Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in
Article VIII of the Participation Agreements incorporated as Exhibits 8(a), 8(b) and 8(c) to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part C).

UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITERS


            (a) ARM Securities is the principal underwriter for Separate Account I. ARM Securities also serves as an underwriter for Separate Account II of Integrity, Separate Accounts I, II and III of National Integrity Life Insurance Company, and The Legends Fund, Inc. Integrity is the Depositor of Separate Accounts I, II, III, Ten and VUL.


            (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS                              POSITION AND OFFICES WITH ARM SECURITIES
-----------------------------------                              ----------------------------------------

Edward J. Haines                                                 Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                                                 Director, Secretary, General Counsel and Compliance
515 West Market Street                                           Officer
Louisville, Kentucky  40202

Peter S. Resnik                                                  Treasurer
515 West Market Street
Louisville, Kentucky  40202

Dale C. Bauman                                                   Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Robert Bryant                                                    Vice President
1550 East Shaw #120
Fresno, CA  93710

Ronald Geiger                                                    Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Barry G. Ward                                                    Controller
515 West Market Street
Louisville, Kentucky  40202

Michael A. Cochran                                               Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                                                  Operations Officer
515 West Market Street
Louisville, Kentucky  40202

David L. Anders                                                  Marketing Officer
515 West Market Street
Louisville, Kentucky  40202

 (c)        Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.

ITEM 31.    MANAGEMENT SERVICES

The contract under which management-related services are provided to Integrity is discussed under Part 1 of Part B.

ITEM 32.    UNDERTAKINGS

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                                     SIGNATURES


 As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 22nd day of April, 1999.


                                                SEPARATE ACCOUNT I OF
                                          INTEGRITY LIFE INSURANCE COMPANY
                                                    (Registrant)

                                        By:  Integrity Life Insurance Company
                                                     (Depositor)




                                        By:___________________________
                                                 John R. Lindholm
                                                    President


                                          INTEGRITY LIFE INSURANCE COMPANY
                                                     (Depositor)




                                        By:___________________________
                                                 John R. Lindholm
                                                    President

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 22nd day of April, 1999.


                        INTEGRITY LIFE INSURANCE COMPANY
                                  (Depositor)



                        By:___________________________
                                John R. Lindholm

                                   President

As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



PRINCIPAL EXECUTIVE OFFICER:
                             -------------------------------------------------
                                  John R. Lindholm, President
                                  Date:  04/22/99



PRINCIPAL FINANCIAL OFFICER:
                             -------------------------------------------------
                                  Edward L. Zeman, Executive Vice President-
                                    Chief Financial Officer
                                  Date:  04/22/99



PRINCIPAL ACCOUNTING OFFICER:
                             -------------------------------------------------
                                  Barry G. Ward, Controller
                                  Date:  04/22/99


DIRECTORS:

------------------------      -------------------------------------------------
Mark A. Adkins                    Susan M. McEntire
Date:  04/22/99                   Date:  04/22/99


------------------------
Martin H. Ruby
Date:  04/22/99





------------------------      -------------------------------------------------
John R. Lindholm                  John R. McGeeney
Date:  04/22/99                   Date:  04/22/99

------------------------
William H. Guth
Date:  04/22/99






                                      11